UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2011 – March 31, 2012

Item 1.	Reports to Stockholders.

Nomura Partners Funds

The World from Asia

NOMURA

Semi-Annual Report

March 31, 2012 (Unaudited)

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

International Equity Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of March 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. The Funds may utilize derivatives that may result in losses.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The MSCl lndia Index is an unmanaged free float-weighted equity index representing approximately 59 companies in India. The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The MSCI World Index is an unmanaged free float-adjusted market capitalization-weighted index that measures the equity market performance of developed markets. The MSCI World Value Index is a free float-weighted index based on a parent index (MSCI World Index) which includes large and mid stocks across 24 Developed Markets countries. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The MSCI Hong Kong Index identifies every security listed in the Hong Kong market. Securities are free float-adjusted and screened by size, liquidity and minimum free float. The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that include China-affiliated corporations and H-Shares listed on the Hong Kong Exchange and B-Shares listed on the Shanghai and Shenzhen exchanges. The MSCI Taiwan Index is a free float-adjusted market capitalization index which represents Taiwanese companies that are available to investors worldwide. The MSCI Total Return Index measures the price performance of markets with the income from constituent dividend payments. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds’ returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Funds’ performance. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. H Shares are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

The Fund recorded a return of 8.06% in terms of Net Asset Value (NAV) per share for the six-month review period ended March 31, 2012. The corresponding returns for the TOPIX Index (the “benchmark”) with gross dividends reinvested and for the MSCI Japan Index with gross dividends reinvested were 5.97% and 7.06% in U.S. dollar terms, respectively. Therefore, the Fund outperformed against the benchmark by 2.09% (209 basis points) and outperformed the MSCI Japan Index by 1.00% (100 basis points) during the period.

Japanese equity markets fell during the three-month period ended December 31, 2011. The first part of this review period saw the benchmark (including dividends) decline by 4.17% in local currency terms. Although Japan’s economy has staged a moderate recovery from the damage caused by the Great East Japan Earthquake in March 2011, investors remained cautious towards the Japanese equity market. Concerns related mostly to the damage caused by the ongoing sovereign debt crisis in Europe, the slowing economic growth in China, and flooding in Thailand. However, investor sentiment improved in the new year and the benchmark (including dividends) rallied by 18.44% during the three-month period ended March 31, 2012. Investor risk aversion eased as the stresses within the financial markets were alleviated by additional monetary easing measures enacted by the major central banks, together with expectations for a recovery in the U.S. economy and progress in tackling the European debt crisis. Overall, the benchmark (including dividends) rallied by 13.50% in local currency terms during the review period. The Japanese yen depreciated by 7.54% during the review period, and therefore, the benchmark rose by 5.97% in U.S. dollar terms.

The Fund seeks long-term capital appreciation (derived not only from value stocks but also from growth stocks). Considering this objective, Nomura Asset Management utilizes a “multi-manager” approach to managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a dedicated asset allocation committee. Through this style diversification, Nomura Asset Management aims to capture the broader investment opportunities as well as ensuring that the portfolio is well diversified.

In terms of style allocation, we maintained the initial strategy at first, keeping a 45% allocation to the large cap growth portion of the equity portfolio, a 45% allocation to the large cap value, and a 10% allocation to the small cap blend strategies during the first three-months of the review period ended December 31, 2011. Thereafter, in January 2012, we increased the exposure to large cap value and reduced the large cap growth position, while we maintained the small cap blend weighting. At the end of March, we allocated 52.4% of the equity position to large cap value, 37.5% to large cap growth, and 10.1% to the small cap blend strategy. At the end of this review period, the Fund consisted of 275 stocks. The five largest sector weightings were Industrials, Consumer Discretionary, Information Technology, Financials and

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	Hitachi Ltd.	2.8%
2.	Mitsubishi Heavy Industries Ltd.	2.5%
3.	Mitsubishi UFJ Financial Group, Inc.	2.5%
4.	Nippon Telegraph and Telephone Corp.	2.3%
5.	Sumitomo Mitsui Financial Group, Inc.	2.3%
6.	Bridgestone Corp.	2.0%
7.	Honda Motor Co. Ltd.	2.0%
8.	Mitsubishi Corp.	1.7%
9.	Seven & I Holdings Co. Ltd.	1.6%
10.	Mitsui & Co. Ltd.	1.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	1

Management’s Discussion of Fund Performance

(Unaudited) (continued) – The Japan Fund

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	96.9%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2012
Industrials	23.4%
Consumer Discretionary	20.9%
Information Technology	13.3%
Financials	11.4%
Materials	11.0%
Consumer Staples	6.5%
Telecommunication Services	4.6%
Health Care	4.0%
Energy	1.0%
Utilities	0.8%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 17.

Materials. Within the top five sectors, the Fund held overweight exposures relative to the benchmark in all except the Financials sector.

The Fund’s outperformance of 2.09% relative to the benchmark for this six-month review period was the result of positive contributions from not only the style allocation but also the stock selection. In terms of stock selection, Hitachi Ltd. (Information Technology), Isuzu Motors Ltd. (Consumer Discretionary) and TDK Corp. (Information Technology) added value, while JS Group Corp. (Industrials), Rinnai Corp. (Consumer Discretionary) and NTT DoCoMo, Inc. (Telecommunication Services) detracted from the relative performance.

Market Outlook:

Japan’s real gross domestic product (GDP) growth rate for the October-December 2011 quarter turned negative at -0.7% (quarter-over-quarter, annualized), due to delays in implementing post-earthquake reconstruction projects and weak exports due to deterioration in the external economic environment and events such as the flooding in Thailand. We expect Japan’s economy to accelerate, especially in the first half of fiscal year (FY) 2012, beginning this April, mainly due to the execution of public investment projects and growing reconstruction demand. The total amount of reconstruction related funding following the Great East Japan Earthquake, including the four supplementary budgets for FY2011 and the government’s draft budget for FY2012, has reached 20.9 trillion yen (USD 250 billion, or 4.5% of Japan’s nominal GDP for 2011). We forecast a real GDP growth rate of -0.7% for calendar year (CY) 2011 and 1.8% for CY2012, year-on-year (yoy).

Economic indicators from the United States have revealed a resilient economy. Although we expect this moderate economic expansion to continue, a household balance sheet adjustment is still in place and, therefore, the cyclical recovery could be more sluggish than in the past. Commercial lending remains under pressure as financial institutions are forced to reduce assets to secure capital adequacy ratios. Therefore, weak private sector demand, together with a decline in public sector demand due to fiscal austerity, could continue to undermine economic activity in the region.

Earnings of Japanese companies are expected to achieve a V-shaped recovery. According to the latest forecast in March, the recurring profits of major Japanese companies (excluding financials) were forecast to decline by 20.5% (yoy) for FY2011 ended March 31, 2012. This large decline was caused by many factors such as the Great East Japan Earthquake, supply chain disruption, electrical power usage constraints, and flooding in Thailand. Most of these negative factors will likely fade during FY2012. The earnings growth forecast for FY2012 was 27.0% (yoy).

Japanese companies are steadily preparing for the next medium- to long-term growth recovery, despite current difficulties such as the natural disaster, the strong yen, and shrinking domestic market. One such example

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

is the increase in merger and acquisition (M&A) activity by Japanese companies. According to RECOF Corporation, an M&A advisory firm in Japan, the amount of international M&As by Japanese companies reached 7.3 trillion yen (approximately USD 88 billion) in FY2011, a doubling of the previous year’s figure and surpassing the previous historical peak of FY2008. Cash rich balance sheets and the strong yen have prompted Japanese companies to execute more international M&As.

Japanese companies have also taken a more proactive attitude to shareholder returns. Total shareholder returns (dividends plus share buybacks) at all listed Japanese companies were estimated to increase from 7.6 trillion yen (approximately USD 92 billion) in FY2010 to 8.3 trillion yen (approximately USD 100 billion) in FY2011. Many Japanese companies have utilized their abundant cash holdings to enhance current shareholder returns while also investing for future growth.

We believe the Japanese equity market is attractive from a long-term investment perspective. In our judgment, there are many attractive stocks available in this market. We will maintain a well diversified Fund and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund's Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	Samsung Electronics Co. Ltd.	7.2%
2.	BHP Billiton Ltd.	5.8%
3.	Rio Tinto Ltd.	4.9%
4.	Samsung Engineering Co. Ltd.	3.5%
5.	Hyundai Mobis	3.2%
6.	Dongfeng Motor Group Co. Ltd.—H Shares	3.2%
7.	DMCI Holdings, Inc.	2.7%
8.	Radiant Opto-Electronics Corp.	2.4%
9.	Newcrest Mining Ltd.	2.4%
10.	Link	2.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 23. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

The Fund ended the six-month review period ended March 31, 2012 with a return of 19.73% on a Net Asset Value (NAV) basis, compared with the MSCI Asia Pacific ex Japan Index (the “benchmark”) return of 17.38%, resulting in an outperformance of 2.35% (235 basis points).

In terms of asset allocation, the overweight exposures to the Philippines and Thailand added value to the Fund, as these equity markets strengthened along with solid domestic economic growth. Meanwhile, the overweight position in Indonesia worked against the Fund, as investors began to worry about potential inflationary pressures on the back of a possible hike in subsidized fuel prices.

Stock selection results were successful in Taiwan, Indonesia, and the Philippines. In Taiwan, the overweight position in Radiant and Hon Hai added value to the Fund. In Indonesia, the overweight positions in AKR and BW Plantation contributed positively as these share prices rallied along with their steady earnings growth. Meanwhile, stock selection in Australia was not successful. Newcrest Mining lagged behind due to downward revisions to its production guidance, while BHP Billiton also underperformed the market.

Pacific Basin Strategy

Our outlook for global economic growth remains reasonably optimistic. The U.S. in particular has exhibited some surprisingly buoyant conditions driven by improvements in the job market and stronger consumption. Europe, for now, appears to have disproved the more pessimistic forecasts, whilst Japan may benefit from reconstruction activity.

Economic activity in the Asia Pacific region has generally held up better than expected. There are concerns about the pace of activity in China with many commentators pointing to a sharp slowdown. We are not in that camp. We expect further cuts to the reserve requirement ratio and possibly a reduction in interest rates, which should support a rebound in activity in the 2nd half of 2012.

However, we do acknowledge that stock markets have already factored in some of this optimism. As such, we expect a more moderate and more selective market rally through the remainder of 2012. The risks to our forecasts are largely external to the region and centered in peripheral European countries where an extended period of austerity is likely, as these countries attempt to repair public finances and private sector balance sheets.

In terms of countries, we will keep an underweight position in Australia. Domestic sectors are being squeezed by rising costs and anemic demand. Resource stocks are also struggling in the near term with rising labor, power, and energy costs and from a blowout in capital expenditure charges. But stocks look reasonably priced and there is ongoing demand for shares due to compulsory superannuation contributions (Australian retirement package), while company management in Australia is clearly focused on shareholder value.

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

In China we feel that economic conditions are close to bottoming and that a second half recovery is likely. However, we feel the market is still vulnerable to the ongoing mismatch between weak demand for equities and a significant supply of new paper. Renewed corporate governance issues and some disappointing results could also have a temporary impact on investor sentiment. As such, we will keep the underweight position.

We still like the smaller ASEAN (Association of Southeast Asian Nations) markets of the Philippines, Thailand, and Indonesia. This has been the correct strategy for the last 18 months. Markets here are no longer cheap but we feel all three are still in a secular re-rating phase.

The Korean market is also overweight, and our weighting has been heavily skewed towards Samsung Electronics Co., Ltd., a company that is mid-way through a major upward readjustment to its valuation due to its growing market share in the smart-phone and tablet markets. We can also hope to find stocks that are geared to an expected rebound in global capital spending.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	95.9%
Cash Equivalents	2.2%

Sector Diversification
March 31, 2012
Materials	20.2%
Consumer Discretionary	19.7%
Information Technology	16.6%
Industrials	16.0%
Financials	13.6%
Consumer Staples	6.0%
Utilities	2.1%
Energy	1.0%
Health Care	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 23.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(Unaudited) – India Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	HDFC Bank Ltd.	10.5%
2.	ITC Ltd.	7.3%
3.	Infosys Ltd.	6.9%
4.	Reliance Industries Ltd.	6.9%
5.	ICICI Bank Ltd.	6.2%
6.	Housing Development Finance Corp. Ltd.	5.6%
7.	Dr. Reddy’s Laboratories Ltd.	4.7%
8.	Tata Motors Ltd.	4.1%
9.	Sadbhav Engineering Ltd.	4.1%
10.	Tata Consultancy Services Ltd.	3.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 26. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

The Fund recorded a return of 3.90% in terms of Net Asset Value (NAV) per share for the six-month review period ended March 31, 2012. The performance of the Indian equity markets over the previous six months was a study in contrasts. The fourth quarter of 2011 saw the market record the lows of 2011 and the MSCI India Index (the “benchmark”) with net dividends reinvested returned -14.25%. Global risk aversion, lack of any progress on the domestic government policy front coupled with the sharp fall in the currency that recorded all time lows were contributing factors.

On the other hand, for the first quarter of 2012, the benchmark returned 20.05% as markets rebounded. Further balance sheet expansion from global central banks and better economic news flow out of the U.S. helped buoy sentiment for equities globally. In addition, expectations of monetary easing and some signs of a policy response from the government were positives on the domestic front. FIIs (foreign institutional investors) were significant buyers to the extent of approximately $8.8 billion. This also helped the Indian Rupee (INR) bounce back from all time lows in 2011, recording a gain of 4.3% for the first quarter of 2012.

Market optimism seemed to wane in March — markets were range-bound, returning -5.33% (benchmark). Three key events in the month — state election results, RBI’s (Reserve Bank of India) mid-quarter policy review meeting and the Union Budget — failed to boost investor confidence. The Congress party fared poorly in the state elections — a result that was taken as a negative for ongoing policy reform momentum. In the mid-quarter policy review announcement, the RBI left key policy rates unchanged. The increasing risk to inflation from rising crude oil prices, INR depreciation and inadequate fiscal consolidation were highlighted. This has pushed out the rate cut expectations to April and consensus has downgraded the magnitude of rate cuts expected this year. The Budget targets fiscal consolidation and a revival in the investment cycle. Underlying assumptions, with the exception of fuel subsidies, appear credible. The uncertainty over GAAR (General Anti Avoidance Rule) and its implications on taxation of FII investments remains an overhang though.

For the six month period ended March 31, 2012, the benchmark returned 2.95% and the Fund delivered a performance of 3.90%, outperforming the benchmark by 95 basis points (0.95%).

Over this period, gross domestic product (GDP) growth has slowed down. The latest GDP release for the December 2011 quarter came in at 6.1% as industry growth continues to remain weak (GDP growth for the September 2011 quarter was at 6.9% year-over-year (yoy) and for the June 2011 quarter at 7.7% yoy). Inflation came off subsequently with the latest reading for March at 6.89%. This has raised expectations of a monetary easing cycle resuming from April.

The current account deficit (CAD) stayed high at $16.9 billion in the September 2011 quarter. Third quarter fiscal year 2012 data indicated a further widening of the trade deficit to $47.7 billion, from $43.4 billion in the previous quarter. Key factors behind the rise in the trade deficit are higher oil prices and an increase in gold imports. The higher trade deficit more than

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – India Fund

offset an improvement in invisibles, (remittances + software exports) to $28.3 billion. As a result, the CAD touched $19.4 billion, an all time high. With capital flows slowing to $8.0 billion, the overall balance of payments came in the red at $12.8 billion. The government has taken steps to curb gold imports by increasing duties and anecdotally, gold imports have likely come off in the March quarter. High portfolio inflows have also helped the currency rally. Nevertheless a spike in oil prices remains a negative risk for the currency.

Some signs of policy action by the government are a positive, though the pace remains slow. On the most pressing issue of power sector reforms, the government has now asked Coal India (the state owned coal producer) to sign a fuel supply agreement to cover coal requirements of the power producers.

In the markets over the fourth quarter of 2011, the defensive consumer stocks outperformed significantly over the quarter. Information Technology stocks continued their uptrend as stocks found support from a weakening currency. However in the first quarter of 2012, the beaten down sectors, Financials, Materials and Industrials rallied sharply, led by the lower quality mid-caps.

Recent changes to sector allocation have been an increase to Financials, Industrials and Materials and a corresponding reduction to Consumer Discretionary, Consumer Staples and Telecommunication Services. As mentioned earlier, expectations of monetary easing have risen. We expect this to be positive for some of the wholesale funded franchises and real estate names where we have added exposure.

Market Outlook:

From extremely oversold levels, equity markets and currency have rallied sharply this year, though they have given back some gains of late. Recent developments have been negative at the margin, the pace of government policy and reforms has disappointed and high oil prices are a drain on the fiscal and current account deficits. On the other hand, a lot of pessimism seems to be built into the economic and market outlook. A bottoming out of economic growth, monetary easing resuming and potential new political alliances at the center are factors that can surprise. Global liquidity and investor inflows into the Indian markets are positive supports. Downside risks remain, including a flare up in oil prices or negative developments in the developed economies.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund's Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

A Foreign Institutional Investor is an investor that is from or registered in a country outside of the one in which it is currently investing and the term is typically used to refer to outside companies investing in the financial markets of India.

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	93.1%
Cash Equivalents	0.2%

Sector Diversification
March 31, 2012
Financials	32.3%
Information Technology	14.8%
Energy	10.1%
Industrials	9.4%
Materials	8.9%
Consumer Staples	8.8%
Health Care	4.7%
Consumer Discretionary	4.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 26.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) – Greater China Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	China Mobile Ltd.	6.2%
2.	China Construction Bank Corp. — H Shares	5.2%
3.	HON HAI Precision Industry Co. Ltd.	4.1%
4.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
5.	CNOOC Ltd.	3.5%
6.	PetroChina Co. Ltd. — H Shares	3.3%
7.	SJM Holdings Ltd.	3.3%
8.	Radiant Opto-Electronics Corp.	3.0%
9.	Formosa Plastics Corp.	2.9%
10.	Industrial & Commercial Bank of China Ltd. — H Shares	2.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

The Fund’s performance during the six-month period ended March 31, 2012 was up 14.32% on a Net Asset Value (NAV) basis while the return of the MSCI Golden Dragon Index (the “benchmark”) with net dividends reinvested was up 17.67%. The Fund has underperformed the benchmark by 3.35% (335 basis points).

Greater China equity markets rallied during the semi-annual review period. Equity markets picked up momentum from the October 2011 lows with the improving sentiment in Europe, unexpected improvement in economic data from the U.S. and the expectation of a soft landing in China. In China, some positive economic data such as the Purchasing Managers Index (PMI) and Consumer Price Index (CPI) inflation provided upside to the Chinese equity markets. The improved PMI data and the low CPI inflation (within the government’s 4% limit) improved the overall sentiment. However, some other indicators like industrial production and fixed asset investments are likely to indicate a weakening economy. In Hong Kong, the unemployment rate remained steady at low levels between 3.2-3.4%. CPI inflation slowed down during the review period after the peak at July. Meanwhile, inflation and employment data are supportive on the upside. However, slower export growth indicates that external demand remains weak. Taiwan’s economy expanded at the slowest pace for two years, growing by 3.5% year-over-year (yoy) in the third quarter of 2011 as global economic uncertainties intensified. Taiwan’s total exports declined to -3.2% yoy in the first quarter of 2012 from 0.6% yoy in the fourth quarter of 2011. The decline in growth showed the export sector remained vulnerable to external weakness. On the upside, the unemployment rate has remained stable during the review period and CPI inflation was relatively stable compared to other economies in the region. During the semi-annual review period, the MSCI Hong Kong Index slightly outperformed the MSCI China Index and MSCI Taiwan Index, gaining 20.4%. The MSCI China Index increased by 18.5% and the MSCI Taiwan Index rose by 10.5%.

We maintained our equity ratio at around 96.6% of the Fund’s net assets at the end of the review period. At the end of March, the Fund consisted of 71 stocks. In regional allocation terms, the Fund was slightly overweight the Taiwan market.

The underperformance was mainly derived from the Consumer Discretionary sector in China and the Utilities sector in Hong Kong. Meanwhile, the Information Technology sector in Taiwan and the Consumer Staples sector in China contributed positively to the Fund. There have been some shifts to the Fund’s strategy over the review period. We have increased our exposure to the Consumer Discretionary and Energy sectors. This was funded by reducing the exposure to the Telecommunication Services and Utilities sectors.

Market Outlook:

Hong Kong’s unemployment rate stabilized at around 3.2-3.4% during the review period. Excluding the negative export growth in January (-8.6% yoy), export growth recorded positive yoy growth figures during the period with

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – Greater China Fund

the highest recorded in February (14% yoy). Imports followed the same trend with the highest growth in February, up 20.8% yoy. CPI inflation slowed down to 4.7% yoy in February from 5.8% yoy in October excluding the sharp increase in January (6.1% yoy) due to the currency effect. The growth rate of retail sales continued to decline from October (23% yoy) to February (15.7% yoy), which was mainly due to a slowdown in the growth of mainland visitors. While CPI inflation and the unemployment rate remained stable, we have not altered our cautious view that retail sales slowdown and external environment uncertainties might impact the Hong Kong economy. We have nearly a benchmark weight position for Hong Kong equities.

China’s PMI improved for the fourth consecutive month since December’s reading of 50.3, rising to 50.5 in January, 51.0 in February and 53.1 in March. The trade results over the past few months have been volatile. Following a significant upside surprise for February and a downside surprise for January, the results showed a slowdown again for March, with exports and imports rising only by 8.9% yoy and 5.3% yoy, respectively, compared to the average October-December exports and imports figures of 13.4% yoy and 11.8% yoy, respectively. CPI declined steadily during the period. It decelerated to 4.2% and 4.1% in November and December from 5.5% in October. January CPI rebounded to 4.5% which was attributed to the currency effect and then dropped sharply to 3.2% and 3.6% in February and March, respectively. Fixed-Asset Investment (FAI) growth continued to decrease from October (24.9% yoy) to March (20.9% yoy). The slowdown was mainly due to the sharp decline in infrastructure investments. Industrial production also showed a decline since October (14.1% yoy) to 11.6% yoy in March. Renminbi (RMB) loans remained quite strong and continued to improve during the period. The RMB loan was recorded at RMB1.0 trillion in March. CPI inflation has been contained within the government’s 4% limit and the real interest rate also moved into positive territory for the first time since January 2010. However, the People’s Bank of China cut the required reserve ratio indicating that policymakers are trying to engineer a path of appropriately paced monetary loosening to fight the current economic slowdown. Furthermore, some major growth indicators like industrial production, FAI and retail sales growth data are likely to indicate a weakening economy. Hence, we continue in the direction of trimming our underweight position in the Chinese equity market.

Taiwan’s economy expanded at the slowest pace for two years, growing by only 3.5% yoy in the third quarter of 2011 and further decelerated to +1.9% yoy in the fourth quarter of 2011 as global economic uncertainties intensified. Exports data indicates a weakening global demand while total exports declined to -3.2% yoy in the first quarter of 2012 from 0.6% yoy in the fourth quarter of 2011. The unemployment rate remained at a relatively stable rate of 4.2%-4.3% during the review period. It was the lowest point since the third quarter of 2008. CPI maintained at a low level at 1.21% yoy and 2.01% yoy in the first quarter of 2012 and the fourth quarter of 2011, respectively. CPI inflation remains favorable compared to other economies in the region. Although the data is likely to indicate the slowdown of Taiwan’s economy, equity market fundamentals remain positive, as the

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	96.6%
Cash Equivalents	1.4%

Sector Diversification
March 31, 2012
Financials	30.0%
Information Technology	16.3%
Consumer Discretionary	14.0%
Energy	11.2%
Telecommunication Services	8.1%
Materials	6.2%
Industrials	4.7%
Utilities	4.5%
Consumer Staples	0.9%
Health Care	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 28.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Greater China Fund

election results suggest that the majority of voters favor peaceful developments across the Taiwan Straits. Improving relations with China, in turn, will help to boost investment opportunities and should bode well for Taiwan’s export performance. Lower interest rates abroad and the recent appreciation of the Taiwan dollar are also supporting a return to this market. Furthermore, the low level of CPI inflation and the stable rate of unemployment could provide upside to the economy. As a result, we are maintaining our slightly overweight position in the Taiwan equity market.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

For the six-month period ended March 31, 2012, the Fund’s Net Asset Value (NAV) per share rose 17.06%. Meanwhile, the return of the MSCI World Index (the “benchmark”) and that of the MSCI World Value Index were 20.03% and 18.29%, respectively. The strongest region was North America which rose 24.3%. The Pacific Basin excluding Japan region rose 17.6% during the review period. Emerging markets showed a strong rebound with a return of 19.1%, while Europe posted a 16.6% return. Meanwhile, Japan suffered another dismal six months with a 7.0% gain during the period. (All performance figures are based on MSCI Total Return Net indices in U.S. dollars.)

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average price stability. Taking into account those investment objectives, we maintained the equity ratio ranging between 97% and 99% of the Fund NAV during the review period. At the end of March, the Fund consisted of 139 common stocks, American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs).

The Fund maintained its overweight position in sectors such as Consumer Staples, Telecommunication Services and Health Care. During the period, we found more attractively valued stocks with stable dividend payment track records than in the past. However, the sector allocation strategy contributed negatively as our overweight in Utilities, Telecommunication Services and Consumer Staples trailed behind the overall market rise. Meanwhile, the Fund’s underweight to Consumer Discretionary and Financials worked against us, as those sectors continued to rally on the back of earnings recovery prospects. The Fund’s regional allocation did not help either. Our underweight in North America and Japan made positive contributions, but the gain was more than offset by negative performance contributions from the overweights in Europe and the Pacific Basin ex Japan region.

Among the strongest individual stock contributors were Philip Morris International, Inc. (Consumer Staples), Nucor Corp. (Materials), VTech Holdings Ltd. (Information Technology), Du Pont (Materials), and Svenska Cellulosa (Materials). Those stocks performed well on the back of better prospects of global economic recovery. Meanwhile, the main negative contributors included Tesco (Consumer Staples), Banco Santander (Financials), BHP Billiton (Materials) and Bezeq Israel Telecommunications Corp. (Telecommunication Services).

Market Outlook:

The March U.S. jobs report confirmed that there is little room for complacency among the policy makers, although the overall trend in the U.S. economy remains upward. While this monthly data is notoriously volatile, it is worth noting that employment was lifted by the unusually mild winter. Federal Reserve Chairman Bernanke has been proven right with repeated cautious statements on the state of the economy and employment.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	Merck & Co., Inc.	2.3%
2.	Exxon Mobil Corp.	2.2%
3.	BP PLC	2.1%
4.	Chevron Corp.	2.0%
5.	Philip Morris International, Inc.	2.0%
6.	Total S.A.	2.0%
7.	Sanofi	2.0%
8.	Altria Group, Inc.	1.9%
9.	BHP Billiton Ltd.	1.8%
10.	Johnson & Johnson	1.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	98.6%
Cash Equivalents	0.3%

Sector Diversification
March 31, 2012
Consumer Staples	15.5%
Financials	14.7%
Health Care	12.4%
Energy	10.7%
Materials	10.0%
Industrials	9.5%
Information Technology	7.8%
Telecommunication Services	7.7%
Utilities	5.3%
Consumer Discretionary	5.0%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 31.

European capital markets improved after Mario Dragi became head of the European Central Bank and started a massive liquidity injection to the European banks, before Christmas sealed the liquidity concerns overshadowing the continent’s banking system. Long-term refinancing operations (LTROs) revitalized the risk appetite in the financial market at the start 2012. However, by the middle of February the markets came to be aware that the LTROs merely bought time for the European banks, recognizing that there is still a lot of work left to do. After the bailout of Greece, the markets shifted their attention to Spain, which was suffering its own dire fiscal conditions. The Spanish market fell 6% in March to earn a dubious distinction of being among the few markets that fell during this review period. Southern European economies and banks in that region were merely given time to keep them from going under for liquidity reasons. Much of the hard work of structural adjustment is yet to be done. The austerity measures now in place in many countries in Europe will not create growth and might only aggravate their sovereign debt problems. A tough time could still be ahead in Europe.

The global equity markets will be hard pressed to hold the gains of the first quarter for the entire year of 2012 if the European sovereign debt problem remains unresolved. Investors might be wise to see the first quarter’s strong performance as a respite before the coming financial storm.

Our overall Fund strategy for the reminder of the year remains unchanged, which is to identify potential investments from a dividend yield perspective that have solid dividend payment track records and prospects of dividend growth into the foreseeable future. The Fund utilizes a combination of resources, including our proprietary quantitative screening and the bottom-up research capability of the Global Research Team.

As for the regional allocation that we identify as a consequence of individual stock selection, we continue to take overweight positions in Europe and in Asia ex Japan. Despite its prevailing sovereign debt concerns, we can still identify European large cap multinationals, especially those in the U.K., attractively valued with long-term earnings growth prospects in emerging economies. To fund those regions’ overweight positions, we remain underweight in North America and Japan for the time being.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

The Fund outperformed over the six-month review period ended March 31, 2012 with a return of 21.19% in terms of Net Asset Value (NAV) per share against the MSCI Emerging Markets Index’s (the “benchmark”) 19.13%. Stock selection was positive for the period, while asset allocation was negative.

Events in the developed world began to have a positive effect on emerging markets during the review period. Fears over the fate of the euro-zone eased as the liquidity support provided by the European Central Bank to bolster the European banking system was well received by markets. Meanwhile, improving economic data in North America and a generally positive corporate earnings season have improved sentiment. Asian stock markets in general rose over the six months under review, although China’s Premier Wen Jiabao revised down gross domestic product expectations to 7.5% growth in 2012, down from the 8% objective previously set.

One of the best-performing holdings for the reporting period was the Fund’s overweight in Samsung Electronics Co., Ltd. The Korean company continued its impressive 2011 performance, benefiting from high sales of Apple’s iPhone and iPad, and from its own mobile-phone division’s successful Galaxy and Note designs. Taiwan Semiconductor Manufacturing Co., Ltd., which manufactures components for Apple products, also performed well in the vigorous smartphone market. Meanwhile, Mexican financial Banorte benefited from strong full-year results. Banorte benefited from a number of growth drivers, including increasing credit usage within Mexico, growing corporate and consumer loans, and synergies from the acquisition of Ixe, a private bank. Elsewhere in Latin America, Peruvian bank Credicorp Ltd. and Brazilian car-rental company Localiza Rent a Car both benefited from strong full-year results during the review period.

Detractors from performance included Korean auto-parts manufacturer Hyundai Mobis, which failed to keep pace with rising markets as margin concerns continued to weigh on the stock. With sister company Hyundai Motor Company reporting strong sales, we believe margin pressure is likely to be short-lived. Also on the negative side, Russian X5 Retail Group fell as its year-end profit guidance was below expectations. Meanwhile, Indonesian financial stock Bank Mandiri was hurt by slowing demand for loans, amid general Indonesian economic weakness. Elsewhere, Chinese power-generator manufacturer Dongfang Electric suffered from a combination of structural challenges and the loss of market share in China for energy projects.

Market Outlook:

The news from Europe and the U.S. has undoubtedly improved global sentiment. While it is refreshing to see events in the developed world affecting emerging markets in a positive way, both Europe and the U.S. still have a long way to go — macroeconomic data in Europe is still weak, for example. Emerging markets, meanwhile, are coping with the unwanted pressures from the developed world with customary resilience, displaying their characteristic flexibility and the willingness of their governments to intervene in order to combat inflation and stimulate growth.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	Samsung Electronics Co. Ltd., GDR, 144A	6.7%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%
3.	Petroleo Brasileiro S.A.	4.2%
4.	Vale S.A. — A Shares	3.4%
5.	Industrial & Commercial Bank of China Ltd. — H Shares	3.4%
6.	Gazprom OAO, ADR	3.1%
7.	CNOOC Ltd.	3.0%
8.	Credicorp Ltd.	2.9%
9.	America Movil SAB de C.V. — Series L	2.7%
10.	Itau Unibanco Holding S.A., ADR	2.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 36. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	97.4%
Cash Equivalents	3.6%

Sector Diversification
March 31, 2012
Financials	28.9%
Information Technology	18.1%
Energy	11.9%
Materials	9.8%
Telecommunication Services	8.9%
Consumer Discretionary	7.2%
Consumer Staples	4.5%
Industrials	3.9%
Health Care	2.5%
Utilities	1.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 36.

Meanwhile, there has been very little change in company fundamentals, so we have not altered our investment course. Our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for emerging-market equities is intact and the opportunity set is vast.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – International Equity Fund (the “Fund”)

The Fund recorded a return of 16.74% in terms of Net Asset Value (NAV) per share for the six-month review period ended March 31, 2012. International equity markets enjoyed a good recovery, with the MSCI EAFE Index (the “benchmark”) up by 14.56%. A strong October 2011 rebound was erased in November, but the hoped for ‘year end rally’ occurred and extended into the first quarter of 2012. By region, strong returns were led by Pacific Basin ex Japan (18.0%) and Europe (16.6%). Japan lagged with a gain of only 7.0%.

International equities benefited from macro economic data coming in above much lowered expectations. The summer slowdown, together with the drawn out negotiations on Greek debt, had raised double dip fears again. Economic indicators released in the fourth quarter of 2011 and the first quarter of 2012, particularly U.S. manufacturing and employment, did a lot to dispel fears of another imminent global recession. Euro-Zone sovereign debt issues, which have rocked markets globally, did not go away during these six months. However, the long awaited Greek debt restructuring finally happened and, more importantly, the European Central Bank’s (ECB) new president introduced the LTRO (long-term refinancing operation). This form of quantitative easing essentially achieved its purpose, as Italian 10 year bond yields fell to 5.11% as of March 30, 2012.

It is no coincidence that EAFE equities found their period trough on the same day as Italian sovereign bond yields hit their peak. Italy is a G7 country and a founding member of the euro-zone. The market for Italian bonds is the 2nd largest in the euro-zone. The repercussions of the Greek crisis would pale in significance to those of an Italy no longer able to fund itself. The ECB therefore took decisive steps to restore confidence and prevent a significant bank failure from happening.

Even in Europe, economic data in the last four months of the period tended to come in above lowered expectations. Japan’s GDP remained supported by post tsunami reconstruction and by growth in emerging Asia.

During the review period the Fund returned 16.74%, outperforming the benchmark by 2.18%. The two main drivers of excess return were stock selection in Europe and our investments in Peru.

In the latter part of the period, we took some profits on our investments in Peru, and left the proceeds largely in cash. Within the European portfolio, we took advantage of some strong rebounds in our cyclical holdings to lock in profits and somewhat re-balanced in favor of more defensive sectors.

Market Outlook:

We feel cautious, and more so than consensus, about economic prospects, in particular in Europe. We are not at this point envisaging a Spanish Sovereign debt default like we saw a Greek default. However, consensus forecasts of gross domestic product (GDP) decline in Spain between 1% and 2% for 2012 could still prove too optimistic. Moreover, consensus expects Spain's GDP to stabilize in 2013. This in particular looks too optimistic if euro-zone states continue to implement simultaneous austerity packages. Hopes of better export performance for Europe's southern countries are also likely to be dashed, if northern Europe's domestic

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2012
1.	The Japan Fund — Institutional Shares	20.3%
2.	Asia Pacific ex Japan Fund — Institutional Shares	10.0%
3.	Nestle S.A.	3.5%
4.	iShares MSCI All Peru Capped Index Fund	2.9%
5.	Novartis AG	2.8%
6.	Tesco PLC	2.5%
7.	Roche Holding AG	2.4%
8.	Anglo American PLC	2.3%
9.	STMicroelectronics NV	2.2%
10.	Siemens AG	2.1%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 39. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Equity Fund

Portfolio Summary

Asset Allocation
March 31, 2012
Equity Holdings	93.5%
Cash Equivalents	2.7%

Sector Diversification
March 31, 2012
Financials	45.2%
Consumer Staples	9.7%
Consumer Discretionary	8.5%
Health Care	6.5%
Industrials	5.5%
Energy	5.2%
Materials	4.3%
Information Technology	4.0%
Telecommunication Services	3.2%
Utilities	1.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 39.

demand remains subdued. Spain is a tough reminder of the devastating effect of property bubbles. All segments of the Spanish economy (households, corporations, banks and the public sector) are now trying to deliver at the same time. This is a major difference with Italy where private sector finances are in better shape, and where the economy was not so dependent on construction. Italy, which has a primary budget surplus, also is likely to benefit from the replacement of Prime Minister Silvio Berlusconi by Mario Monti.

The outlook in Asia, in particular in developing Asia, is far better. However, within EAFE, the biggest component is Australia, whose economy may be dangerously imbalanced. Japan's economy may for the time being be somewhat supported by post tsunami reconstruction and by a form of quantitative easing from the Bank of Japan. Given that market participants are well aware of the better prospects in Asia, we are not arguing for a very strong regional allocation call.

As we like to point out, European Union (EU) listed companies tend to offer global exposure, rather than pure domestic EU exposure. Indeed, a number of EU blue chips derive half of their earnings from emerging markets, one key reason why they have grown their earnings at double digits even when the European economy has not grown. EU equities remain the most lowly rated of the three EAFE regions, with an estimated P/E for 2012 of 10.5x (Source: Bloomberg on April 16, 2012). Therefore the underweight position in Europe is likely to remain fairly modest. This underweight is currently invested in Peru and a small amount of U.S. dollar. Europe needs a somewhat weaker euro, in particular to offset restrictive fiscal policies.

In this context, we continue to focus our alpha generation efforts on bottom-up stock selection. We continue to look for misunderstood situations, where the upside to our fair value feels to us large enough to offset general macro economic risks. Many cyclical and financial shares have erased most of their gains from the past four months. Polarization between shares perceived as ‘safe’ and shares perceived as ‘risky’ is fast again approaching extremes.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2012

Common Stocks 96.9%

	Shares	Value ($)
Consumer Discretionary 20.9%
Auto Components 5.0%
Aisan Industry Co. Ltd.	12,500	133,257
Aisin Seiki Co. Ltd.	23,300	828,510
Bridgestone Corp.	148,800	3,640,069
Denso Corp.	40,000	1,352,078
Koito Manufacturing Co. Ltd.	34,000	554,289
Musashi Seimitsu Industry Co. Ltd.	8,800	210,653
NHK Spring Co. Ltd.	11,800	128,213
Nifco, Inc.	4,600	126,548
Piolax, Inc.	18,100	483,441
Press Kogyo Co. Ltd.	27,000	183,939
Sanden Corp.	43,000	141,723
Sumitomo Rubber Industries Ltd.	72,700	973,151
Tachi-S Co. Ltd.	10,700	211,988
		8,967,859

Automobiles 6.1%
Daihatsu Motor Co. Ltd.	73,000	1,348,502
Honda Motor Co. Ltd.	94,500	3,632,524
Isuzu Motors Ltd.	297,000	1,744,740
Nissan Motor Co. Ltd.	212,700	2,279,722
Suzuki Motor Corp.	19,400	467,973
Toyota Motor Corp.	31,100	1,354,161
		10,827,622

Distributors 0.1%
Jin Co. Ltd.	16,000	226,920

Hotels, Restaurants & Leisure 1.0%
Oriental Land Co. Ltd.	17,100	1,832,767

Household Durables 2.7%
Hajime Construction Co. Ltd.	6,100	162,161
LEC, Inc.	8,300	134,218
Meiwa Estate Co. Ltd.	14,700	76,986
Panasonic Corp.	126,100	1,165,522
Rinnai Corp.	11,400	824,883
Sony Corp.	113,400	2,359,091
		4,722,861

Internet and Catalog Retail 1.0%
ASKUL Corp.	15,300	269,043
Rakuten, Inc.	1,235	1,298,652
Start Today Co. Ltd.	10,600	196,287
		1,763,982

	Shares	Value ($)
Leisure Equipment and Products 0.7%
Namco Bandai Holdings, Inc.	16,200	233,786
Shimano, Inc.	8,800	533,698
Tamron Co. Ltd.	6,700	218,119
Yamaha Corp.	20,300	212,709
		1,198,312

Media 0.9%
Fuji Media Holdings, Inc.	295	509,574
Kadokawa Group Holdings, Inc.	12,700	404,840
Nippon Television Network Corp.	1,220	196,398
SKY Perfect JSAT Holdings, Inc.	900	397,639
		1,508,451

Multiline Retail 1.4%
H2O Retailing Corp.	22,000	191,953
Isetan Mitsukoshi Holdings Ltd.	95,200	1,126,902
Matsuya Co. Ltd.*	22,800	205,767
Parco Co. Ltd.	8,200	79,336
Ryohin Keikaku Co. Ltd.	18,600	966,130
		2,570,088

Textiles, Apparel and Luxury Goods 2.0%
AOYAMA Trading Co. Ltd.	8,900	189,153
Arc Land Sakamoto Co. Ltd.	11,600	219,620
Asahi Co. Ltd.	3,700	66,621
Bookoff Corp.	18,000	170,335
DCM Holdings Co. Ltd.	16,000	127,261
Fast Retailing Co. Ltd.	600	137,616
Geo Corp.	110	130,222
Komeri Co. Ltd.	2,400	68,426
Nitori Holdings Co. Ltd.	13,100	1,186,286
Point, Inc.	2,520	93,113
Shimachu Co. Ltd.	8,000	189,385
Xebio Co. Ltd.	36,000	961,837
		3,539,875
Total Consumer Discretionary		37,158,737

Consumer Staples 6.5%
Beverages 0.5%
Kirin Holdings Co. Ltd.	55,000	716,261
Sapporo Holdings Ltd.	48,000	178,186
		894,447

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	17

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Food and Staples Retailing 2.9%
Arcs Co. Ltd.	12,800	237,654
CREATE SD HOLDINGS Co. Ltd.	3,400	86,562
GROWELL HOLDINGS Co. Ltd.	17,450	498,240
Heiwado Co. Ltd.	4,300	57,994
Lawson, Inc.	13,100	826,023
Maxvalu Tokai Co. Ltd.	11,800	157,970
Okuwa Co. Ltd.	17,000	242,597
Seven & I Holdings Co. Ltd.	93,500	2,789,849
Sugi Holdings Co. Ltd.	7,900	242,227
		5,139,116

Food Products 1.8%
Ajinomoto Co., Inc.	167,000	2,103,413
Fuji Oil Co. Ltd.	52,300	744,508
Nippon Suisan Kaisha Ltd.	46,100	157,861
Nisshin Oillio Group Ltd.	50,000	207,222
Warabeya Nichiyo Co. Ltd.	5,400	90,872
		3,303,876

Household Products 1.2%
Unicharm Corp.	39,800	2,104,250

Personal Products 0.1%
Dr Ci:Labo Co. Ltd.	28	129,309
Total Consumer Staples		11,570,998

Energy 1.0%
Energy Equipment and Services 0.2%
Modec, Inc.	18,900	393,704

Oil, Gas and Consumable Fuels 0.8%
INPEX Corp.	35	237,687
Itochu Enex Co. Ltd.	20,500	121,981
Japan Petroleum Exploration Co.	3,700	173,809
JX Holdings, Inc.	133,700	836,389
		1,369,866
Total Energy		1,763,570

Financials 11.4%
Capital Markets 0.1%
Monex Group, Inc.	930	206,087

	Shares	Value ($)
Commercial Banks 6.4%
Bank of Kyoto Ltd.	20,000	182,536
Bank of Yokohama Ltd.	94,000	473,031
Chiba Bank Ltd.	36,000	230,843
Keiyo Bank Ltd.	43,000	206,774
Mitsubishi UFJ Financial Group, Inc.	877,100	4,410,293
Mizuho Financial Group, Inc.	264,300	434,253
Musashino Bank Ltd.	5,000	173,001
Resona Holdings, Inc.	191,700	888,962
Sumitomo Mitsui Financial Group, Inc.	123,600	4,103,948
Sumitomo Mitsui Trust Holdings, Inc.	52,000	167,678
Suruga Bank Ltd.	19,000	194,868
		11,466,187

Consumer Finance 0.2%
Aeon Credit Service Co. Ltd.	7,000	110,819
Hitachi Capital Corp.	11,700	175,535
		286,354

Diversified Financial Services 1.1%
Fuyo General Lease Co. Ltd.	3,500	124,872
ORIX Corp.	17,890	1,727,548
Osaka Securities Exchange Co. Ltd.	15	83,285
		1,935,705

Insurance 1.7%
LIFENET INSURANCE Co.*	13,600	205,717
MS&AD Insurance Group Holdings, Inc.	29,400	609,646
Sony Financial Holdings, Inc.	9,800	175,890
T&D Holdings, Inc.	38,100	446,356
Tokio Marine Holdings, Inc.	57,900	1,606,340
		3,043,949

Real Estate Management and Development 1.9%
Daibiru Corp.	28,300	214,281
Sumitomo Realty & Development Co. Ltd.	88,000	2,146,517
Tokyo Tatemono Co. Ltd.*	88,000	360,473
Tokyu Land Corp.	136,000	672,642
		3,393,913
Total Financials		20,332,195

The accompanying notes are an integral part of the financial statements.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Health Care 4.0%
Health Care Equipment and Supplies 1.3%
Asahi Intecc Co. Ltd.	20,700	520,863
Nihon Kohden Corp.	6,400	172,290
Nikkiso Co. Ltd.	17,000	178,577
Sysmex Corp.	5,900	239,531
Terumo Corp.	22,700	1,093,797
		2,205,058

Health Care Providers and Services 0.1%
Ship Healthcare Holdings, Inc.	11,200	229,608

Health Care Technology NM%
M3, Inc.	16	58,255

Pharmaceuticals 2.6%
Astellas Pharma, Inc.	58,000	2,396,536
Chugai Pharmaceutical Co. Ltd.	69,100	1,281,400
Kaken Pharmaceutical Co. Ltd.	6,000	75,834
Kyowa Hakko Kirin Co. Ltd.	55,000	614,395
Nichi-iko Pharmaceutical Co. Ltd.	7,800	172,225
Torii Pharmaceutical Co. Ltd.	4,400	82,874
		4,623,264
Total Health Care		7,116,185

Industrials 23.4%
Air Freight and Logistics 1.0%
Kintetsu World Express, Inc.	7,500	261,457
Yamato Holdings Co. Ltd.	79,600	1,238,048
Yusen Logistics Co. Ltd.	20,100	318,091
		1,817,596

Airlines 0.1%
Skymark Airlines, Inc.	21,700	186,998

Building Products 1.8%
Asahi Glass Co. Ltd.	19,000	162,878
Bunka Shutter Co. Ltd.	45,000	163,159
Daikin Industries Ltd.	23,700	647,214
JS Group Corp.	60,400	1,272,449
Sanwa Holdings Corp.	114,000	447,226
Takasago Thermal Engineering Co. Ltd.	14,400	112,483
TOTO Ltd.	56,000	424,118
		3,229,527

	Shares	Value ($)
Commercial Services and Supplies 0.8%
Daiseki Co. Ltd.	9,400	175,147
Moshi Moshi Hotline, Inc.	8,600	86,331
Park24 Co. Ltd.	9,600	129,648
Secom Co. Ltd.	9,600	472,333
Sohgo Security Services Co. Ltd.	38,100	452,260
		1,315,719

Construction and Engineering 0.8%
JGC Corp.	25,000	777,707
Kandenko Co. Ltd.	30,000	146,168
Kinden Corp.	22,000	170,667
MIRAIT Holdings Corp.	24,200	176,347
Obayashi Corp.	47,000	205,435
		1,476,324

Electrical Equipment 3.0%
Mabuchi Motor Co. Ltd.	4,800	219,402
Mitsubishi Electric Corp.	219,000	1,947,609
Nidec Corp.	8,000	730,321
Sumitomo Electric Industries Ltd.	168,500	2,329,890
		5,227,222

Industrial Conglomerates 0.1%
Nisshinbo Holdings, Inc.	19,000	181,606

Machinery 8.1%
Daifuku Co. Ltd.	21,500	125,089
Ebara Corp.	48,000	174,179
FANUC Ltd.	8,700	1,563,636
Fuji Machine Manufacturing Co. Ltd.	8,400	168,274
Glory Ltd.	10,900	239,783
Hino Motors Ltd.	85,000	620,074
Hitachi Zosen Corp.	334,000	437,113
Komatsu Ltd.	72,200	2,067,965
Komori Corp.	24,600	212,530
Kubota Corp.	71,000	684,682
Makino Milling Machine Co. Ltd.	20,000	172,166
Makita Corp.	27,800	1,126,921
Max Co. Ltd.	10,000	126,183
Minebea Co. Ltd.	50,000	220,571
Mitsubishi Heavy Industries Ltd.	933,000	4,532,492
Nabtesco Corp.	12,400	257,183
NSK Ltd.	35,000	272,458
Oiles Corp.	18,100	358,112
ShinMaywa Industries Ltd.	37,000	184,287
Sintokogio Ltd.	1,400	15,719

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	19

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
SMC Corp.	4,400	707,233
Tsubakimoto Chain Co.	35,000	216,606
		14,483,256

Marine 0.4%
Nippon Yusen K.K.	220,000	698,674

Road and Rail 2.2%
East Japan Railway Co.	41,600	2,629,788
Fukuyama Transporting Co. Ltd.	31,000	168,904
Hamakyorex Co. Ltd.	13,700	473,884
Hitachi Transport System Ltd.	13,100	239,623
Nippon Express Co. Ltd.	60,000	234,600
Seino Holdings Co. Ltd.	24,000	174,509
		3,921,308

Trading Companies and Distributors 4.6%
Hanwa Co. Ltd.	46,000	209,590
ITOCHU Corp.	39,700	434,360
Marubeni Corp.	66,000	478,376
Mitsubishi Corp.	128,400	2,993,530
Mitsui & Co. Ltd.	162,200	2,669,615
MonotaRO Co. Ltd.	16,900	260,976
Nishio Rent All Co. Ltd.	14,000	186,343
Sumitomo Corp.	46,400	677,342
Toshin Group Co. Ltd.	7,300	174,584
Trusco Nakayama Corp.	8,300	169,325
		8,254,041

Transportation Infrastructure 0.5%
Mitsubishi Logistics Corp.	37,000	440,967
Mitsui-Soko Co. Ltd.	40,000	171,360
Nissin Corp.	19,000	50,548
Sumitomo Warehouse Co. Ltd.	39,000	201,669
		864,544
Total Industrials		41,656,815

Information Technology 13.3%
Communications Equipment 0.2%
Hitachi Kokusai Electric, Inc.	37,000	339,967

Computers and Peripherals 1.2%
Fujitsu Ltd.	33,000	174,311
Melco Holdings, Inc.	6,900	174,548
NEC Corp.*	444,000	929,615
Toshiba Corp.	207,000	919,510
		2,197,984

	Shares	Value ($)
Electronic Equipment and Instruments 7.5%
Alps Electric Co. Ltd.	22,800	203,098
Canon Electronics, Inc.	7,700	197,859
Daishinku Corp.	21,000	77,780
FUJIFILM Holdings Corp.	18,700	443,312
Hakuto Co. Ltd.	12,700	126,796
Hamamatsu Photonics K.K.	21,900	829,293
Hitachi High-Technologies Corp.	28,800	692,463
Hitachi Ltd.	778,000	5,029,423
Iriso Electronics Co. Ltd.	9,400	192,687
Keyence Corp.	5,280	1,251,779
Kyocera Corp.	7,700	712,763
Macnica, Inc.	7,600	184,859
Murata Manufacturing Co. Ltd.	8,000	478,673
Nichicon Corp.	11,800	142,885
Nihon Dempa Kogyo Co. Ltd.	8,500	128,460
Panasonic Electric Works SUNX Co. Ltd.	25,300	129,671
Siix Corp.	37,400	578,339
Taiyo Yuden Co. Ltd.	18,600	201,224
TDK Corp.	21,100	1,207,185
Yaskawa Electric Corp.	70,000	661,302
		13,469,851

Internet Software and Services 0.5%
F@N Communications, Inc.	220	253,625
Kakaku.com, Inc.	5,200	136,879
mixi, Inc.	26	67,306
Yahoo! Japan Corp.	1,191	385,512
		843,322

IT Services 0.4%
CAC Corp.	15,200	133,182
IT Holdings Corp.	33,300	389,609
NTT Data Corp.	58	205,178
		727,969

Office Electronics 1.6%
Canon, Inc.	51,900	2,474,846
Ricoh Co. Ltd.	21,000	206,297
Toshiba TEC Corp.	52,000	206,526
		2,887,669

Semiconductors and Semiconductor Equipment 0.6%
Mimasu Semiconductor Industry Co. Ltd.	12,900	123,050
Rohm Co. Ltd.	3,700	182,782

The accompanying notes are an integral part of the financial statements.

20	:	NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Tokyo Electron Ltd.	12,600	722,251
		1,028,083

Software 1.3%
DTS Corp.	9,300	121,845
Nintendo Co. Ltd.	8,000	1,211,802
OBIC Business Consultants Co. Ltd.	4,300	207,992
Square Enix Holdings Co. Ltd.	34,700	728,911
		2,270,550
Total Information Technology		23,765,395

Materials 11.0%
Chemicals 7.2%
ADEKA Corp.	43,800	417,548
Arakawa Chemical Industries Ltd.	19,100	168,143
Asahi Kasei Corp.	30,000	185,847
C Uyemura & Co. Ltd.	5,100	199,641
Daicel Corp.	171,000	1,110,044
Hitachi Chemical Co. Ltd.	23,900	434,204
JSR Corp.	22,000	447,653
Kuraray Co. Ltd.	59,800	848,485
KUREHA Corp.	35,000	168,682
LINTEC Corp.	7,800	159,253
Mitsubishi Chemical Holdings Corp.	159,000	855,869
Mitsubishi Gas Chemical Co., Inc.	209,000	1,412,279
Nippon Shokubai Co. Ltd.	73,000	851,175
Sakai Chemical Industry Co. Ltd.	44,000	170,874
Sanyo Chemical Industries Ltd.	24,000	160,631
Shikoku Chemicals Corp.	30,000	178,073
Shin-Etsu Chemical Co. Ltd.	10,800	628,951
Showa Denko K.K.	494,000	1,129,857
Sumitomo Chemical Co. Ltd.	212,000	909,728
Taiyo Nippon Sanso Corp.	100,000	710,727
Tokai Carbon Co. Ltd.	31,000	166,705
Toray Industries, Inc.	59,000	440,454
Toyo Ink SC Holdings Co. Ltd.	65,000	268,380
Ube Industries Ltd.	306,000	834,391
		12,857,594

	Shares	Value ($)

Containers and Packaging 0.1%
FP Corp.	3,100	195,202

Metals and Mining 3.2%
Asahi Holdings, Inc.	8,300	180,315
Chubu Steel Plate Co. Ltd.	31,700	171,530
Daido Steel Co. Ltd.	29,000	202,615
Dowa Holdings Co. Ltd.	63,000	422,951
Hitachi Metals Ltd.	15,000	187,064
JFE Holdings, Inc.	9,300	201,285
Kobe Steel Ltd.	261,000	427,538
Nippon Steel Corp.	66,000	182,243
Nisshin Steel Co. Ltd.	124,000	209,336
Osaka Steel Co. Ltd.	20,900	416,248
Sumitomo Metal Industries Ltd.	234,000	475,237
Sumitomo Metal Mining Co. Ltd.	137,000	1,944,837
Sumitomo Pipe & Tube Co. Ltd.	12,200	126,586
Toho Zinc Co. Ltd.	43,000	196,449
Yamato Kogyo Co. Ltd.	11,800	345,556
		5,689,790

Paper and Forest Products 0.5%
Daiken Corp.	24,000	83,074
OJI Paper Co. Ltd.	173,000	841,184
		924,258
Total Materials		19,666,844

Telecommunication Services 4.6%
Diversified Telecommunication Services 2.3%
Nippon Telegraph and Telephone Corp.	91,400	4,159,037

Wireless Telecommunication Services 2.3%
KDDI Corp.	136	884,931
NTT DoCoMo, Inc.	1,488	2,480,077
Softbank Corp.	21,300	633,591
		3,998,599
Total Telecommunication Services		8,157,636

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	21

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2012

Common Stocks (concluded)

	Shares	Value ($)
Utilities 0.8%
Gas Utilities 0.8%
Tokyo Gas Co. Ltd.	319,000	1,507,840
Total Utilities		1,507,840
Total Common Stocks (Cost $141,230,306)		172,696,215
Total Investments 96.9% (Cost $141,230,306)		172,696,215

Percentages are based on net assets of $178,147,366.

*	Non income-producing security.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$205,717	$172,490,498	$—	$172,696,215
Total Investments	$205,717	$172,490,498	$—	$172,696,215

The security in the table below was a Level 3 security because it was fair valued under procedures adopted by the Board of Directors during the period. Such valuation was based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

During the period this security was transferred from a Level 3 security to a Level 2 security due to a fair value price being made available from an independent pricing service.

The following information is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2011	Accrued Premiums/ (Discounts)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers In	Transfers Out	Balance as of March 31, 2012
Common Stocks	$220,676	$—	$—	$(63,351)	$—	$—	$—	$(157,325)	$—
Total Investments	$220,676	$—	$—	$(63,351)	$—	$—	$—	$(157,325)	$—

The accompanying notes are an integral part of the financial statements.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2012

Common Stocks 91.5%

	Shares	Value ($)
Australia 17.3%
Commercial Services and Supplies 2.0%
Mineral Resources Ltd.	27,991	350,931

Metals and Mining 15.3%
BHP Billiton Ltd.	28,125	1,017,172
Newcrest Mining Ltd.	13,837	425,802
PanAust Ltd.*	128,309	404,330
Rio Tinto Ltd.	12,701	861,078
		2,708,382
Total Australia		3,059,313

China 5.6%
Automobiles 3.2%
Dongfeng Motor Group Co. Ltd. — H Shares	308,000	559,533

Health Care Providers and Services 0.7%
Sinopharm Group Co. Ltd. — H Shares	46,800	130,908

Internet Software and Services 1.7%
Tencent Holdings Ltd.	10,900	304,107
Total China		994,548

Hong Kong 13.0%
Commercial Banks 1.4%
BOC Hong Kong Holdings Ltd.	89,000	246,263

Hotels, Restaurants & Leisure 2.8%
Sands China Ltd.	46,000	179,308
SJM Holdings Ltd.	155,000	314,345
		493,653

Personal Products 1.8%
Hengan International Group Co. Ltd.	31,000	312,043

Real Estate Investment Trusts (REITs) 2.3%
Link	111,338	414,280

Real Estate Management and Development 1.8%
Sun Hung Kai Properties Ltd.	25,036	312,953

Semiconductors and Semiconductor Equipment 0.3%
GCL Poly Energy Holdings Ltd.	194,000	53,912

	Shares	Value ($)
Textiles, Apparel and Luxury Goods 2.6%
Belle International Holdings Ltd.	155,000	278,623
Emperor Watch & Jewellery Ltd.	1,100,000	174,095
		452,718
Total Hong Kong		2,285,822

India 5.2%
Automobiles 1.3%
Tata Motors Ltd., ADR	8,600	231,942

Commercial Banks 0.9%
ICICI Bank Ltd., ADR	4,700	163,889

Construction and Engineering 0.9%
Larsen & Toubro Ltd., GDR, Reg — S Shares	6,400	163,200

IT Services 2.1%
Infosys Ltd., ADR	6,400	364,992
Total India		924,023

Indonesia 9.9%
Automobiles 1.2%
Astra International Tbk PT	27,000	218,269

Cement 1.3%
Indocement Tunggal Prakarsa Tbk PT	114,000	229,929

Commercial Banks 1.3%
Bank Mandiri Tbk PT	312,500	233,995

Food Products 1.0%
BW Plantation Tbk PT	973,500	175,924

Oil, Gas and Consumable Fuels 1.0%
Adaro Energy Tbk PT	802,000	169,179

Textiles, Apparel and Luxury Goods 0.5%
Indomobil Sukses Internasional Tbk PT*	55,000	90,794

Tobacco 1.8%
Gudang Garam Tbk PT	53,000	318,925

Trading Companies and Distributors 1.8%
AKR Corporindo Tbk PT	657,000	308,868
Total Indonesia		1,745,883

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	23

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Korea, Republic of 18.0%
Auto Components 3.2%
Hyundai Mobis	2,233	569,429

Chemicals 1.8%
LG Chem Ltd.	942	308,040

Construction and Engineering 3.5%
Samsung Engineering Co. Ltd.	2,913	622,770

Machinery 0.7%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	4,410	118,079

Semiconductors and Semiconductor Equipment 7.2%
Samsung Electronics Co. Ltd.	1,124	1,265,804

Software 1.5%
NCSoft Corp.	994	264,714

Textiles, Apparel and Luxury Goods 0.1%
Huvis Corp.*	2,280	20,324
Total Korea, Republic of		3,169,160

Malaysia 1.2%
Airlines 1.2%
AirAsia BHD	192,300	216,500
Total Malaysia		216,500

Philippines 6.7%
Commercial Banks 1.4%
Metropolitan Bank & Trust	124,694	253,694

Industrial Conglomerates 3.5%
Alliance Global Group, Inc.	450,000	131,990
DMCI Holdings, Inc.	383,300	481,957
		613,947

Real Estate Management and Development 0.9%
Ayala Land, Inc.	324,600	156,826

Transportation Infrastructure 0.9%
International Container Terminal Services, Inc.	105,460	160,816
Total Philippines		1,185,283

	Shares	Value ($)
Singapore 1.2%
Hotels, Restaurants & Leisure 1.2%
Overseas Union Enterprise Ltd.	109,000	203,719
Total Singapore		203,719

Taiwan 7.3%
Capital Markets 1.0%
Yuanta Financial Holding Co. Ltd.*	324,842	168,976

Electronic Equipment and Instruments 1.1%
HON HAI Precision Industry Co. Ltd.	49,928	193,731

Hotels, Restaurants & Leisure 0.8%
Formosa International Hotels Corp.	10,400	147,139

Insurance 0.3%
China Life Insurance Co. Ltd.	55,325	53,907

Leisure Equipment and Products 1.4%
Giant Manufacturing Co. Ltd.	56,718	250,456

Semiconductors and Semiconductor Equipment 2.7%
Kinsus Interconnect Technology Corp.	17,000	54,501
Radiant Opto-Electronics Corp.	95,282	427,697
		482,198
Total Taiwan		1,296,407

Thailand 6.1%
Building Products 1.6%
Dynasty Ceramic PCL	128,800	272,421

Chemicals 1.8%
PTT Global Chemical PCL	136,565	314,299

Food and Staples Retailing 1.4%
CP ALL PCL	119,800	254,357

Multiline Retail 1.3%
Robinson Department Store PCL	141,200	234,570
Total Thailand		1,075,647
Total Common Stocks (Cost $13,712,213)		16,156,305

The accompanying notes are an integral part of the financial statements.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2012

Participatory Notes 4.4%

	Shares	Value ($)
India 4.4%
Commercial Banks 1.1%
HDFC Bank Ltd., Issued by Merrill Lynch International & Co., maturity date 05/26/15, 144A	18,068	184,623

Thrifts and Mortgage Finance 1.2%
Housing Development Finance Corp., Issued by Merrill Lynch International & Co., maturity date 08/19/15, 144A	16,166	213,947

Tobacco 2.1%
ITC Ltd., Issued by JPMorgan International, maturity date 08/25/14, 144A	83,666	371,310
Total India		769,880
Total Participatory Notes (Cost $689,404)		769,880

Short-Term Investment 2.2%

	Shares	Value ($)
United States 2.2%
State Street Institutional Liquid Reserve, 0.23%(a)	394,617	394,617
Total Short-Term Investment (Cost $394,617)		394,617
Total Investments 98.1% (Cost $14,796,234)		17,320,802

Percentages are based on net assets of $17,662,901.

*	Non income-producing security.

(a)	Yield as of March 31, 2012.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of these securities amounted to $769,880 or 4.4% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,019,994	$14,136,311	$—	$16,156,305
Participatory Notes	—	769,880	—	769,880
Short-Term Investment	—	394,617	—	394,617
Total Investments	$2,019,994	$15,300,808	$—	$17,320,802

Nomura Partners Funds	The World from Asia	:	25

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (Unaudited) — India Fund

as of March 31, 2012

Common Stocks 93.1%

	Shares	Value ($)
Consumer Discretionary 4.1%
Automobiles 4.1%
Tata Motors Ltd.	81,500	438,326
Total Consumer Discretionary		438,326

Consumer Staples 8.8%
Food Products 1.5%
McLeod Russel India Ltd.	30,000	159,955

Tobacco 7.3%
ITC Ltd.	175,000	776,761
Total Consumer Staples		936,716

Energy 10.1%
Oil, Gas and Consumable Fuels 10.1%
Hindustan Petroleum Corp. Ltd.	57,500	343,332
Reliance Industries Ltd.	50,000	733,651
Total Energy		1,076,983

Financials 32.3%
Commercial Banks 16.7%
HDFC Bank Ltd.	111,000	1,124,378
ICICI Bank Ltd.	38,000	659,946
		1,784,324

Diversified Financial Services 8.3%
Infrastructure Development Finance Co. Ltd.	84,000	222,267
Kotak Mahindra Bank Ltd.	30,000	323,611
Power Finance Corp. Ltd.	94,000	338,532
		884,410

Real Estate Management and Development 1.7%
Indiabulls Real Estate Ltd.	150,000	186,751

Thrifts and Mortgage Finance 5.6%
Housing Development Finance Corp. Ltd.	45,000	594,457
Total Financials		3,449,942

Health Care 4.7%
Pharmaceuticals 4.7%
Dr. Reddy’s Laboratories Ltd.	14,500	501,630
Total Health Care		501,630

	Shares	Value ($)
Industrials 9.4%
Construction and Engineering 9.4%
IRB Infrastructure Developers Ltd.	69,411	253,550
Larsen & Toubro Ltd.	12,500	319,266
Sadbhav Engineering Ltd.	144,423	436,557
Total Industrials		1,009,373

Information Technology 14.8%
IT Services 14.8%
HCL Technologies Ltd.	25,000	236,388
Infosys Ltd.	13,150	737,919
Tata Consultancy Services Ltd.	16,358	373,810
Wipro Ltd.	26,500	228,154
Total Information Technology		1,576,271

Materials 8.9%
Chemicals 2.0%
Asian Paints Ltd.	3,400	213,524

Metals and Mining 6.9%
Jindal Steel & Power Ltd.	23,000	245,404
Sterlite Industries India Ltd.	98,500	215,096
Tata Steel Ltd.	30,000	275,818
		736,318
Total Materials		949,842
Total Common Stocks (Cost $9,135,734)		9,939,083

Short-Term Investment 0.2%
State Street Institutional Liquid Reserve, 0.23%(a)	26,711	26,711
Total Short-Term Investment (Cost $26,711)		26,711
Total Investments 93.3% (Cost $9,162,445)		9,965,794

Percentages are based on net assets of $10,679,276.

(a) Yield as of March 31, 2012.

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) — India Fund

as of March 31, 2012

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$9,939,083	$—	$9,939,083
Short-Term Investment	—	26,711	—	26,711
Total Investments	$—	$9,965,794	$—	$9,965,794

Nomura Partners Funds	The World from Asia	:	27

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2012

Common Stocks 96.6%

	Shares	Value ($)
China 26.3%
Automobiles 1.9%
Dongfeng Motor Group Co. Ltd. — H Shares	58,000	105,367
Great Wall Motor Co. Ltd. — H Shares*	27,000	52,542
		157,909

Capital Markets 0.5%
CITIC Securities Co. Ltd. —H Shares*	21,000	42,101

Cement 1.1%
Anhui Conch Cement Co. Ltd. —H Shares	8,000	25,291
China Shanshui Cement Group Ltd.	80,000	63,091
		88,382

Chemicals 0.5%
China BlueChemical Ltd. —H Shares	58,000	43,826

Commercial Banks 9.5%
Agricultural Bank of China Ltd. — H Shares	123,000	52,715
Bank of China Ltd. — H Shares	87,800	35,347
Bank of Communications Co. Ltd. — H Shares	44,000	33,508
China Construction Bank Corp. — H Shares	545,790	422,146
Industrial & Commercial Bank of China Ltd. — H Shares	358,000	231,516
		775,232

Diversified Telecommunication Services 0.5%
China Communication Services Corp. Ltd. — H Shares	86,400	41,750

Electrical Equipment 0.3%
Shanghai Electric Group Co. Ltd. — H Shares	44,000	22,485

Electronic Equipment and Instruments 1.0%
China Resources Power Holdings Co. Ltd.	44,000	81,332

Energy Equipment and Services 0.6%
China Oilfield Services Ltd. — H Shares	32,000	45,709

	Shares	Value ($)
Gas Utilities 0.5%
ENN Energy Holdings Ltd.	12,000	41,587

Insurance 0.7%
PICC Property & Casualty Co. Ltd. — H Shares	44,000	52,311

Machinery 0.5%
China National Materials Co. Ltd. — H Shares	96,000	38,696

Oil, Gas and Consumable Fuels 7.2%
China Petroleum & Chemical Corp. — H Shares	138,000	149,955
China Shenhua Energy Co. Ltd. — H Shares	38,000	159,921
PetroChina Co. Ltd. — H Shares	194,000	271,685
		581,561

Real Estate Management and Development 1.5%
KWG Property Holding Ltd.	55,500	31,899
Soho China Ltd.	125,500	90,654
		122,553
Total China		2,135,434

Hong Kong 38.3%
Commercial Banks 0.8%
BOC Hong Kong Holdings Ltd.	23,500	65,025

Construction and Engineering 1.9%
China Communications Construction Co. Ltd. — H Shares	155,000	155,778

Distributors 1.4%
Li & Fung Ltd.	50,000	114,219

Diversified Financial Services 0.4%
First Pacific Co. Ltd.	28,000	30,915
Diversified Telecommunication Services 0.4%
China Unicom Hong Kong Ltd.	18,000	30,129
HKT Trust / HKT Ltd.*	3,869	3,029
		33,158

Electric Utilities 3.0%
CLP Holdings Ltd.	11,000	94,694
Power Assets Holdings Ltd.	20,500	150,454
		245,148

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Food Products 0.9%
China Foods Ltd.	42,000	40,479
China Mengniu Dairy Co. Ltd.	11,000	32,029
		72,508

Hotels, Restaurants & Leisure 5.0%
Sands China Ltd.	35,600	138,769
SJM Holdings Ltd.	131,000	265,672
		404,441

Oil, Gas and Consumable Fuels 3.5%
CNOOC Ltd.	139,000	284,153

Real Estate Investment Trusts (REITs) 2.1%
Link	46,000	171,162

Real Estate Management and Development 9.3%
Cheung Kong Holdings Ltd.	17,000	219,454
China Overseas Land & Investment Ltd.	88,000	166,879
Hang Lung Properties Ltd.	27,000	99,248
Hongkong Land Holdings Ltd.	9,000	52,494
Sun Hung Kai Properties Ltd.	5,079	63,488
Swire Pacific Ltd. — A Shares	12,000	134,446
Swire Properties Ltd.	8,400	20,936
		756,945

Textiles, Apparel and Luxury Goods 2.3%
Belle International Holdings Ltd.	68,000	122,234
Daphne International Holdings Ltd.	30,000	40,992
GOME Electrical Appliances Holdings Ltd.	105,000	21,754
		184,980

Transportation Infrastructure 1.1%
China Merchants Holdings International Co. Ltd.	14,000	46,590
Cosco Pacific Ltd.	30,000	45,089
		91,679

Wireless Telecommunication Services 6.2%
China Mobile Ltd.	45,500	501,141
Total Hong Kong		3,111,252

Taiwan 32.0%
Capital Markets 2.2%
Yuanta Financial Holding Co. Ltd.*	341,711	177,751

	Shares	Value ($)
Chemicals 4.6%
Formosa Plastics Corp.	80,990	238,492
Taiwan Fertilizer Co. Ltd.	51,000	132,040
		370,532

Communications Equipment 1.9%
HTC Corp.	7,780	157,433

Computers and Peripherals 1.2%
Quanta Computer, Inc.	39,000	102,094

Construction and Engineering 0.9%
CTCI Corp.	44,000	73,203

Electronic Equipment and Instruments 5.6%
HON HAI Precision Industry Co. Ltd.	84,800	329,041
Tripod Technology Corp.	14,430	48,893
WPG Holdings Co. Ltd.	54,736	74,566
		452,500

Health Care Equipment and Supplies 0.6%
St Shine Optical Co. Ltd.	4,000	52,106

Hotels, Restaurants & Leisure 1.2%
Formosa International Hotels Corp.	6,655	94,155

Insurance 1.1%
China Life Insurance Co. Ltd.	88,695	86,421

Leisure Equipment and Products 2.3%
Giant Manufacturing Co. Ltd.	41,520	183,345

Real Estate Management and Development 1.9%
Farglory Land Development Co. Ltd.	31,000	62,399
Prince Housing & Development Corp.	127,530	96,393
		158,792

Semiconductors and Semiconductor Equipment 7.5%
Kinsus Interconnect Technology Corp.	23,000	73,736
Radiant Opto-Electronics Corp.	54,575	244,974
RichTek Technology Corp.	400	2,492
Taiwan Semiconductor Manufacturing Co. Ltd.	101,629	292,368
		613,570

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Taiwan (continued)
Wireless Telecommunication Services 1.0%
Far EasTone Telecommunications Co. Ltd.	39,000	79,950
Total Taiwan		2,601,852
Total Common Stocks (Cost $6,650,880)		7,848,538

Short-Term Investment 1.4%

United States 1.4%
State Street Institutional Liquid Reserve, 0.23%(a)	109,683	109,683
Total Short-Term Investment (Cost $109,683)		109,683
Total Investments 98.0% (Cost $6,760,563)		7,958,221

Percentages are based on net assets of $8,123,202.

*	Non income-producing security.

(a)	Yield as of March 31, 2012.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$7,848,538	$—	$7,848,538
Short-Term Investment	—	109,683	—	109,683
Total Investments	$—	$7,958,221	$—	$7,958,221

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2012

Common Stocks 98.6%

	Shares	Value ($)
Australia 5.8%
Beverages 0.6%
Coca-Cola Amatil Ltd.	3,785	49,036

Commercial Banks 0.9%
Westpac Banking Corp.	3,173	71,980

Diversified Telecommunication Services 0.7%
Telstra Corp. Ltd.	16,727	57,015

Health Care Equipment and Supplies 0.2%
Cochlear Ltd.	314	20,130

Metals and Mining 1.8%
BHP Billiton Ltd.	3,898	140,975

Real Estate Investment Trusts (REITs) 1.6%
Stockland	2,382	7,267
Westfield Group	8,366	76,981
Westfield Retail Trust	17,221	46,036
		130,284
Total Australia		469,420

Brazil 2.3%
Beverages 0.2%
Cia de Bebidas das Americas, ADR	400	16,528

Diversified Telecommunication Services 0.6%
Telefonica Brasil S.A., ADR	1,500	45,945

Electric Utilities 0.3%
Light S.A.	1,500	21,324

Metals and Mining 1.0%
Vale S.A., ADR	3,400	79,322

Tobacco 0.2%
Souza Cruz S.A.	1,200	18,406
Total Brazil		181,525

Canada 1.5%
Commercial Banks 1.2%
Bank of Nova Scotia	1,626	91,093

Oil, Gas and Consumable Fuels 0.3%
Crescent Point Energy Corp.	600	25,830
Total Canada		116,923

	Shares	Value ($)
Chile 1.4%
Commercial Banks 1.4%
Banco de Chile, ADR	500	47,465
Banco Santander Chile, ADR	800	68,872
Total Chile		116,337

China 0.4%
Commercial Banks 0.4%
Industrial & Commercial Bank of China Ltd. – H Shares	55,000	35,568
Total China		35,568

France 6.1%
Diversified Telecommunication Services 0.4%
France Telecom S.A.	1,945	28,853

Electrical Equipment 0.4%
Legrand SA	975	35,865

Insurance 0.9%
SCOR SE	2,637	71,217

Multi-Utilities 0.4%
GDF Suez	1,411	36,427

Oil, Gas and Consumable Fuels 2.0%
Total S.A.	3,120	159,031

Pharmaceuticals 2.0%
Sanofi	2,036	157,846
Total France		489,239

Germany 1.7%
Automobiles 0.7%
Daimler AG	891	53,717

Chemicals 0.4%
BASF SE	348	30,473

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG	2,747	33,076

Industrial Conglomerates 0.2%
Siemens AG	158	15,947
Total Germany		133,213

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Hong Kong 1.9%
Communications Equipment 0.8%
VTech Holdings Ltd.	5,100	65,362

Real Estate Investment Trusts (REITs) 0.4%
Link	9,063	33,723

Wireless Telecommunication Services 0.7%
China Mobile Ltd.	5,000	55,071
Total Hong Kong		154,156

Ireland 0.6%
Cement 0.6%
CRH PLC	2,399	49,072
Total Ireland		49,072

Israel 0.7%
Diversified Telecommunication Services 0.5%
Bezeq Israeli Telecommunication Corp. Ltd.	21,651	35,759

Pharmaceuticals 0.2%
Teva Pharmaceutical Industries Ltd., ADR	400	18,024
Total Israel		53,783

Italy 1.0%
Electric Utilities 0.5%
Terna – Rete Elettrica Nazionale SpA	10,734	43,128

Gas Utilities 0.5%
Snam Rete Gas SpA	7,953	38,235
Total Italy		81,363

Japan 5.7%
Chemicals 0.6%
Shin-Etsu Chemical Co. Ltd.	800	46,589

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc.	4,700	23,633

Commercial Services and Supplies 0.4%
Secom Co. Ltd.	700	34,441

Diversified Consumer Services 0.4%
Benesse Holdings, Inc.	700	34,958

	Shares	Value ($)
Food and Staples Retailing 0.3%
Lawson, Inc.	300	18,917

Metals and Mining 0.4%
Sumitomo Metal Mining Co. Ltd.	2,000	28,392

Office Electronics 1.0%
Canon, Inc.	1,600	76,296

Pharmaceuticals 0.4%
Tsumura & Co.	1,200	34,751

Software 0.3%
Trend Micro, Inc.	800	24,754

Trading Companies and Distributors 1.3%
Mitsubishi Corp.	4,600	107,245

Wireless Telecommunication Services 0.3%
NTT DoCoMo, Inc.	16	26,667
Total Japan		456,643

Malaysia 0.9%
Commercial Banks 0.2%
Public Bank Bhd	3,000	13,434

Wireless Telecommunication Services 0.7%
Axiata Group Bhd	36,200	61,296
Total Malaysia		74,730

Mexico 1.5%
Household Products 1.0%
Kimberly-Clark de Mexico SAB de C.V. – A Shares	34,200	76,453

Metals and Mining 0.5%
Grupo Mexico SAB de C.V. – Series B	13,128	41,455
Total Mexico		117,908

Netherlands 1.6%
Chemicals 0.3%
Koninklijke DSM NV	430	24,891

Oil, Gas and Consumable Fuels 1.3%
Royal Dutch Shell PLC – B Shares	3,032	106,821
Total Netherlands		131,712

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Russia 0.8%
Oil, Gas and Consumable Fuels 0.8%
Gazprom OAO, ADR	5,190	64,200
Total Russia		64,200

Singapore 1.5%
Industrial Conglomerates 0.8%
Keppel Corp. Ltd.	7,300	63,792

Real Estate Investment Trusts (REITs) 0.3%
CapitaMall Trust	16,000	22,966

Wireless Telecommunication Services 0.4%
StarHub Ltd.	12,000	29,591
Total Singapore		116,349

Spain 1.4%
Commercial Banks 0.9%
Banco Santander S.A.	9,416	72,388

Diversified Telecommunication Services 0.5%
Telefonica S.A.	2,479	40,667

Machinery NM%
Zardoya Otis S.A.	69	893
Total Spain		113,948

Sweden 1.1%
Machinery 0.7%
Atlas Copco AB – B Shares	1,367	29,449
Sandvik AB	2,166	31,253
		60,702
Paper and Forest Products 0.4%
Svenska Cellulosa AB – B Shares	1,803	31,226
Total Sweden		91,928

Switzerland 5.2%
Food Products 1.4%
Nestle S.A.	1,711	107,681

Insurance 0.9%
Zurich Financial Services AG*	263	70,713

Pharmaceuticals 2.6%
Novartis AG	1,970	109,107
Roche Holding AG	584	101,679
		210,786

	Shares	Value ($)
Semiconductors and Semiconductor Equipment 0.3%
STMicroelectronics NV	3,269	26,686
Total Switzerland		415,866

Taiwan 1.2%
Electronic Equipment and Instruments 0.2%
Delta Electronics, Inc.	5,000	14,659

Semiconductors and Semiconductor Equipment 1.0%
Radiant Opto-Electronics Corp.	8,000	35,910
Taiwan Semiconductor Manufacturing Co. Ltd.	17,079	49,133
		85,043
Total Taiwan		99,702

United Kingdom 10.5%
Commercial Banks 1.6%
HSBC Holdings PLC	14,424	128,033

Food and Staples Retailing 1.1%
Tesco PLC	16,632	87,771

Insurance 0.4%
Aviva PLC	128	679
RSA Insurance Group PLC	17,819	29,823
		30,502

Media 1.4%
Pearson PLC	2,766	51,675
Reed Elsevier PLC	7,233	64,087
		115,762

Metals and Mining 0.5%
Antofagasta PLC	2,206	40,754

Oil, Gas and Consumable Fuels 2.1%
BP PLC	22,620	168,949

Pharmaceuticals 1.5%
GlaxoSmithKline PLC	5,429	121,232

Tobacco 1.3%
British American Tobacco PLC	2,002	101,102

Wireless Telecommunication Services 0.6%
Vodafone Group PLC	17,047	47,069
Total United Kingdom		841,174

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
United States 43.8%
Aerospace and Defense 2.3%
Lockheed Martin Corp.	400	35,944
Northrop Grumman Corp.	500	30,540
Raytheon Co.	600	31,668
The Boeing Co.	600	44,622
United Technologies Corp.	500	41,470
		184,244

Air Freight and Logistics 1.4%
United Parcel Service, Inc. – Class B	1,400	113,008

Beverages 2.8%
Coca-Cola Co.	1,700	125,817
Dr. Pepper Snapple Group, Inc.	2,400	96,504
		222,321

Chemicals 1.9%
E. I. du Pont de Nemours & Co.	2,100	111,090
The Dow Chemical Co.	1,100	38,104
		149,194

Commercial Banks 0.5%
M&T Bank Corp.	500	43,440

Commercial Services and Supplies 0.7%
Avery Dennison Corp.	400	12,052
Republic Services, Inc.	1,500	45,840
		57,892

Distributors 0.3%
Genuine Parts Co.	400	25,100

Diversified Financial Services 0.3%
NYSE Euronext	800	24,008

Diversified Telecommunication Services 2.0%
AT&T, Inc.	1,600	49,968
CenturyLink, Inc.	1,500	57,975
Verizon Communications, Inc.	1,300	49,699
		157,642

Electric Utilities 2.1%
Duke Energy Corp.	2,900	60,929
Exelon Corp.	800	31,368
Southern Co.	1,700	76,381
		168,678

Electrical Equipment 0.8%
Emerson Electric Co.	1,200	62,616

	Shares	Value ($)
Electronic Equipment and Instruments 0.3%
Molex, Inc.	1,000	28,120

Food and Staples Retailing 1.2%
Sysco Corp.	2,600	77,636
Walgreen Co.	500	16,745
		94,381

Food Products 0.7%
HJ Heinz Co.	1,000	53,550

Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	1,200	61,392
McDonald’s Corp.	700	68,670
		130,062

Household Products 0.7%
Procter & Gamble Co.	800	53,768

Industrial Conglomerates 0.3%
General Electric Co.	1,200	24,084

Insurance 1.8%
Aflac, Inc.	2,200	101,178
Arthur J Gallagher & Co.	1,300	46,462
		147,640

IT Services 1.6%
Automatic Data Processing, Inc.	1,400	77,266
Paychex, Inc.	1,700	52,683
		129,949

Metals and Mining 1.8%
Nucor Corp.	2,400	103,080
Southern Copper Corp.	1,209	38,337
		141,417

Multi-Utilities 0.9%
Consolidated Edison, Inc.	500	29,210
Wisconsin Energy Corp.	1,300	45,734
		74,944

Multiline Retail 0.2%
JC Penney Co., Inc.	400	14,172

Oil, Gas and Consumable Fuels 4.2%
Chevron Corp.	1,500	160,860
Exxon Mobil Corp.	2,000	173,460
		334,320

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2012

Common Stocks (concluded)

	Shares	Value ($)
United States (continued)
Pharmaceuticals 5.4%
Abbott Laboratories	1,200	73,548
Bristol-Myers Squibb Co.	1,200	40,500
Johnson & Johnson	2,100	138,516
Merck & Co., Inc.	4,800	184,320
		436,884

Real Estate Investment Trusts (REITs) 0.3%
Washington Real Estate Investment Trust	900	26,730

Semiconductors and Semiconductor Equipment 1.5%
Intel Corp.	1,300	36,543
Microchip Technology, Inc.	2,200	81,840
		118,383

Software 0.7%
CA, Inc.	800	22,048
Microsoft Corp.	1,000	32,250
		54,298

Textiles, Apparel and Luxury Goods 0.4%
Home Depot, Inc.	600	30,186

Thrifts and Mortgage Finance 0.3%
People’s United Financial, Inc.	1,900	25,156

Tobacco 4.3%
Altria Group, Inc.	4,900	151,263
Lorillard, Inc.	300	38,844
Philip Morris International, Inc.	1,800	159,498
		349,605

	Shares	Value ($)
Water Utilities 0.5%
American Water Works Co., Inc.	1,200	40,836
Total United States		3,516,628
Total Common Stocks (Cost $6,648,987)		7,921,387

Short-Term Investment 0.3%

United States 0.3%
State Street Institutional Liquid Reserve, 0.23%(a)	21,857	21,857
Total Short-Term Investment (Cost $21,857)		21,857
Total Investments 98.9% (Cost $6,670,844)		7,943,244

Percentages are based on net assets of $8,031,716.

*	Non income-producing security.

(a)	Yield as of March 31, 2012.

ADR — American Depositary Receipt.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,131,546	$3,789,841	$—	$7,921,387
Short-Term Investment	—	21,857	—	21,857
Total Investments	$4,131,546	$3,811,698	$—	$7,943,244

Nomura Partners Funds	The World from Asia	:	35

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2012

Common Stocks 80.8%

	Shares	Value ($)
Brazil 9.3%
Commercial Banks 1.2%
Banco do Brasil S.A.	13,700	194,755

Food Products 1.9%
Cosan SA Industria e Comercio	15,700	292,077

Household Durables 1.1%
PDG Realty S.A. Empreendimentos e Participacoes	50,900	175,945

Road and Rail 1.6%
Localiza Rent a Car S.A.	13,800	254,008

Textiles, Apparel and Luxury Goods 1.6%
Cia Hering	9,400	242,795

Wireless Telecommunication Services 1.9%
Tim Participacoes S.A.	46,279	295,352
Total Brazil		1,454,932

Chile 1.1%
Commercial Banks 1.1%
Banco Santander Chile, ADR	2,100	180,789
Total Chile		180,789

China 4.4%
Commercial Banks 3.4%
Industrial & Commercial Bank of China Ltd. — H Shares	815,180	527,169

Electrical Equipment 1.0%
Dongfang Electric Corp. Ltd. —Class H	64,800	157,957
Total China		685,126

Hong Kong 7.8%
Computers and Peripherals 2.4%
Lenovo Group Ltd.	412,000	368,556

Hotels, Restaurants & Leisure 0.9%
SJM Holdings Ltd.	72,000	146,019

Insurance 1.5%
China Taiping Insurance Holdings Co. Ltd.*	122,200	237,184

	Shares	Value ($)
Oil, Gas and Consumable Fuels 3.0%
CNOOC Ltd.	228,000	466,093
Total Hong Kong		1,217,852

India 1.9%
IT Services 1.9%
Infosys Ltd., ADR	5,100	290,853
Total India		290,853

Indonesia 2.1%
Commercial Banks 2.1%
Bank Mandiri Tbk PT	446,000	333,958
Total Indonesia		333,958

Korea, Republic of 12.0%
Auto Components 2.2%
Hyundai Mobis	1,366	348,338

Construction and Engineering 1.3%
Samsung Engineering Co. Ltd.	932	199,252

Insurance 1.8%
Korean Reinsurance Co.*	22,756	274,783

Semiconductors and Semiconductor Equipment 6.7%
Samsung Electronics Co. Ltd., GDR, 144A	1,852	1,047,306
Total Korea, Republic of		1,869,679

Malaysia 4.0%
Commercial Banks 1.9%
CIMB Group Holdings Bhd	115,100	288,877

Wireless Telecommunication Services 2.1%
Axiata Group Bhd	196,625	332,935
Total Malaysia		621,812

Mexico 7.4%
Chemicals 2.4%
Mexichem SAB de C.V.	95,300	367,232

Commercial Banks 2.3%
Grupo Financiero Banorte SAB de C.V.	82,400	366,278

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Mexico (continued)
Wireless Telecommunication Services 2.7%
America Movil SAB de C.V. — Series L	337,000	419,347
Total Mexico		1,152,857

Peru 4.4%
Commercial Banks 2.9%
Credicorp Ltd.	3,400	448,188

Metals and Mining 1.5%
Cia de Minas Buenaventura S.A., ADR	5,900	237,829
Total Peru		686,017

Russia 7.4%
Food and Staples Retailing 1.4%
X5 Retail Group NV, GDR, 144A*	9,700	222,828

Metals and Mining 1.2%
Novolipetsk Steel OJSC, GDR, 144A	9,200	191,230

Oil, Gas and Consumable Fuels 4.8%
Gazprom OAO, ADR	27,344	338,245
Gazprom OAO, ADR	11,428	139,755
LUKOIL OAO, ADR	3,070	186,656
LUKOIL OAO, ADR	1,283	77,391
		742,047
Total Russia		1,156,105

South Africa 4.7%
Pharmaceuticals 2.5%
Aspen Pharmacare Holdings Ltd.*	25,552	395,214

Wireless Telecommunication Services 2.2%
MTN Group Ltd.	19,610	345,553
Total South Africa		740,767

Taiwan 8.7%
Commercial Banks 1.6%
Chinatrust Financial Holding Co. Ltd.	388,240	244,063

	Shares	Value ($)
Computers and Peripherals 2.8%
Simplo Technology Co. Ltd.	22,000	165,888
Wistron Corp.	181,243	273,025
		438,913

Semiconductors and Semiconductor Equipment 4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	235,000	676,051
Total Taiwan		1,359,027

Thailand 3.5%
Commercial Banks 2.3%
Kasikornbank PCL, NVDR	70,500	351,651

Food and Staples Retailing 1.2%
CP ALL PCL	90,100	191,298
Total Thailand		542,949

Turkey 2.1%
Commercial Banks 2.1%
Turkiye Garanti Bankasi AS	83,264	330,301
Total Turkey		330,301
Total Common Stocks (Cost $10,731,908)		12,623,024

Preferred Stocks 11.9%

Brazil 11.9%
Commercial Banks 2.6%
Itau Unibanco Holding S.A., ADR	21,000	401,835

Electronic Equipment and Instruments 1.7%
AES Tiete S.A.	17,600	268,033

Metals and Mining 3.4%
Vale S.A. — A Shares	23,832	541,277

Oil, Gas and Consumable Fuels 4.2%
Petroleo Brasileiro S.A.	51,400	657,476
Total Brazil		1,868,621
Total Preferred Stocks (Cost $1,817,701)		1,868,621

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2012

Participatory Notes 4.7%

	Shares	Value ($)
India 4.7%
Automobiles 1.3%
Maruti Suzuki India Ltd., Issued by Morgan Stanley Asia Products, maturity date 08/11/14, 144A	7,698	204,075

Diversified Financial Services 1.7%
Infrastructure Development Finance Co. Ltd., Issued by JPMorgan International, maturity date 01/24/13, 144A	40,155	106,408
Infrastructure Development Finance Co. Ltd., Issued by Morgan Stanley Asia Products, maturity date 03/18/14, 144A	60,502	160,614
		267,022

Metals and Mining 1.7%
Tata Steel Ltd., Issued by Morgan Stanley Asia Products, maturity date 12/28/12, 144A	29,009	268,145
Total India		739,242
Total Participatory Notes (Cost $836,043)		739,242

Short-Term Investment 3.6%

	Shares	Value ($)
United States 3.6%
State Street Institutional Liquid Reserve, 0.23%(a)	562,482	562,482
Total Short-Term Investment (Cost $562,482)		562,482
Total Investments 101.0% (Cost $13,948,134)		15,793,369

Percentages are based on net assets of $15,630,307.

*	Non-income producing security.

(a)	Yield as of March 31, 2012.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of these securities amounted to $2,200,606 or 14.1% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$5,528,954	$7,094,070	$—	$12,623,024
Preferred Stocks	1,868,621	—	—	1,868,621
Participatory Notes	—	739,242	—	739,242
Short-Term Investment	—	562,482	—	562,482
Total Investments	$7,397,575	$8,395,794	$—	$15,793,369

The accompanying notes are an integral part of the financial statements.

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Schedule of Investments (Unaudited)—International Equity Fund

as of March 31, 2012

Common Stocks 60.3%

	Shares	Value ($)
Australia 2.5%
Commercial Banks 0.9%
Westpac Banking Corp.	3,000	68,055

Metals and Mining 0.7%
Newcrest Mining Ltd.	1,750	53,853

Oil, Gas and Consumable Fuels 0.9%
Origin Energy Ltd.	4,500	62,252
Total Australia		184,160

France 9.3%
Automobiles 1.2%
Renault S.A.	1,700	89,817

Commercial Banks 1.4%
Societe Generale S.A.	3,650	106,734

Construction and Engineering 1.7%
Bouygues S.A.	4,050	123,917

Diversified Telecommunication Services 1.7%
France Telecom S.A.	8,700	129,058

Food Products 1.7%
Danone	1,850	129,007

Media 1.6%
Lagardere S.C.A.	3,900	120,468
Total France		699,001

Germany 9.2%
Automobiles 1.9%
Daimler AG	2,400	144,693

Electric Utilities 1.4%
E.ON AG	4,300	102,993

Health Care Providers and Services 1.4%
Fresenius SE & Co. KGaA	1,000	102,557
Industrial Conglomerates 2.1%
Siemens AG	1,600	161,492

Insurance 0.7%
Muenchener Rueckversicherungs AG—REG	350	52,819
Textiles, Apparel and Luxury Goods 1.7%
Adidas AG	1,600	124,915
Total Germany		689,469

	Shares	Value ($)
Italy 1.7%
Oil, Gas and Consumable Fuels 1.7%
ENI SpA	5,300	124,183
Total Italy		124,183

Luxembourg 1.3%
Metals and Mining 1.3%
ArcelorMittal	5,200	99,483
Total Luxembourg		99,483

Netherlands 4.5%
Diversified Financial Services 1.8%
ING Groep NV*	16,300	135,929

Diversified Telecommunication Services 1.4%
Koninklijke KPN NV	9,800	107,748

Oil, Gas and Consumable Fuels 1.3%
Royal Dutch Shell PLC—A Shares	2,800	97,745
Total Netherlands		341,422

Norway 1.4%
Oil, Gas and Consumable Fuels 1.4%
Statoil ASA	3,850	104,386
Total Norway		104,386

Peru 0.7%
Commercial Banks 0.7%
Credicorp Ltd.	400	52,728
Total Peru		52,728

Spain 1.0%
Commercial Banks 1.0%
Banco Santander S.A.	10,000	76,877
Total Spain		76,877

Sweden 1.7%

Communications Equipment 1.7%
Telefonaktiebolaget LM Ericsson—B Shares	12,600	130,324
Total Sweden		130,324

Switzerland 12.6%
Capital Markets 1.7%
UBS AG*	9,000	126,211
Food Products 3.5%
Nestle S.A.	4,150	261,179

The accompanying pages are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2012

Common Stocks (continued)

	Shares	Value ($)
Switzerland (continued)
Pharmaceuticals 5.2%
Novartis AG	3,800	210,461
Roche Holding AG	1,020	177,589
		388,050

Semiconductors and Semiconductor Equipment 2.2%
STMicroelectronics NV	20,600	168,165
Total Switzerland		943,605

United Kingdom 14.4%
Commercial Banks 2.1%
Lloyds Banking Group PLC*	103,000	55,387
Standard Chartered PLC	3,900	97,252
		152,639

Food and Staples Retailing 2.5%
Tesco PLC	35,000	184,703
Industrial Conglomerates 1.7%
Cookson Group PLC	11,700	129,587
Insurance 1.7%
RSA Insurance Group PLC	76,000	127,201
Media 2.1%
Reed Elsevier PLC	18,000	159,485
Metals and Mining 2.3%
Anglo American PLC	4,650	173,671
Tobacco 2.0%
British American Tobacco PLC	3,000	151,502
Total United Kingdom		1,078,788
Total Common Stocks (Cost $4,286,765)		4,524,426

Mutual Funds 33.2%

	Shares	Value ($)
Peru 2.9%
iShares MSCI All Peru Capped Index Fund	4,600	214,820
Total Peru		214,820

United States 30.3%
Asia Pacific ex Japan Fund — Institutional Shares (a)	50,062	746,427
The Japan Fund — Institutional Shares (a)	150,571	1,526,789
Total United States		2,273,216
Total Mutual Funds (Cost $1,999,374)		2,488,036

Short-Term Investment 2.7%

United States 2.7%
State Street Institutional Liquid Reserve, 0.23% (b)	201,799	201,799
Total Short-Term Investment (Cost $201,799)		201,799
Total Investments 96.2% (Cost $6,487,938)		7,214,261

Percentages are based on net assets of $7,497,421.

*	Non income-producing security.

(a)	Affiliated issuer.

(b)	Yield as of March 31, 2012.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$52,728	$4,471,698	$—	$4,524,426
Mutual Funds	2,488,036	—	—	2,488,036
Short-Term Investment	—	201,799	—	201,799
Total Investments	$2,540,764	$4,673,497	$—	$7,214,261

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Nomura Partners Funds	The World from Asia	:	41

Statements of Assets and Liabilities (Unaudited)

As of March 31, 2012

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	172,696,215	17,320,802
Investments in affiliated issuers, at market	—	—

Total Investments, at market	172,696,215	17,320,802

Foreign currency	3,484,568	235,383
Receivable for investment securities sold	827,306	24,327
Receivable for Fund shares sold	13,109	96,173
Dividends and interest receivable	1,562,282	44,812
Receivable from investment advisor	—	13,157
Prepaid expenses	9,670	2,457

Total Assets	178,593,150	17,737,111

Liabilities:
Payable for investments purchased	150,431	—
Payable for Fund shares redeemed	67,818	32,293
Accrued investment advisory fees	66,516	—
Accrued distribution fees	2,136	2,677
Accrued directors’ fees and expenses	4,991	1,520
Accrued compliance services fees	13,004	2,388
Other accrued expenses and payables	140,888	35,332

Total Liabilities	445,784	74,210

Net Assets	178,147,366	17,662,901

Net Assets Consist of:
Paid-in capital	214,896,108	15,766,577
Accumulated net investment income (loss)	(585,273)	(40,429)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(67,544,347)	(585,815)
Net unrealized appreciation (depreciation) on:
Investments	31,465,909	2,524,568
Foreign currency related translations	(85,031)	(2,000)

Net Assets	178,147,366	17,662,901

Net Assets
Class A	6,272,828	3,966,349
Class C	909,963	2,272,657
Class I	11,896,698	11,423,895
Class S	159,067,877	—
Capital Shares Outstanding
Class A	616,891	267,706
Class C	91,147	155,949
Class I	1,172,938	766,445
Class S	15,523,331	—
Net Asset Value and Offering Price Per Share
Class A	10.17	14.82
Class C	9.98	14.57
Class I	10.14	14.91
Class S	10.25	—
Offering Price Per Share
Class A (100/94.25 of net assets)	10.79	15.72
Investments at cost for non-affiliated issuers	141,230,306	14,796,234
Investments at cost for affiliated issuers	—	—
Cost of cash denominated in foreign currencies	3,566,199	237,140

The accompanying notes are an integral part of the financial statements.

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India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	International Equity Fund ($)

9,965,794	7,958,221	7,943,244	15,793,369	4,941,045
—	—	—	—	2,273,216

9,965,794	7,958,221	7,943,244	15,793,369	7,214,261

815,269	211,367	57,872	29,364	254,705
82,629	—	—	—	—
2,993	—	1,551	25,691	100
7	1,652	42,055	21,519	36,597
16,960	18,395	25,172	10,881	24,017
2,455	2,450	2,450	2,455	2,446

10,886,107	8,192,085	8,072,344	15,883,279	7,532,126

154,703	50,248	—	224,330	—
21,109	—	—	1,126	—
—	—	—	—	—
846	176	126	540	244
1,533	1,511	1,256	1,416	1,343
2,421	2,425	2,171	2,760	2,267
26,219	14,523	37,075	22,800	30,851

206,831	68,883	40,628	252,972	34,705

10,679,276	8,123,202	8,031,716	15,630,307	7,497,421

11,290,821	7,531,736	6,752,921	13,939,363	6,988,682
(109,129)	(36,756)	44,724	(23,571)	17,857
(1,284,279)	(569,676)	(38,292)	(130,556)	(239,313)

803,349	1,197,658	1,272,400	1,845,235	726,323
(21,486)	240	(37)	(164)	3,872

10,679,276	8,123,202	8,031,716	15,630,307	7,497,421

979,362	208,055	416,227	997,549	70,883
744,776	180,262	54,720	469,144	292,051
8,955,138	7,734,885	7,560,769	14,163,614	7,134,487
—	—	—	—	—

89,617	17,681	33,343	72,863	6,407
70,254	15,306	4,368	34,975	26,860
812,804	652,170	606,764	1,027,075	638,309
—	—	—	—	—

10.93	11.77	12.48	13.69	11.06
10.60	11.78	12.53	13.41	10.87
11.02	11.86	12.46	13.79	11.18
—	—	—	—	—

11.60	12.49	13.24	14.53	11.73
9,162,445	6,760,563	6,670,844	13,948,134	4,662,076
—	—	—	—	1,825,862
835,580	211,133	58,371	29,372	252,693

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Statements of Operations (Unaudited)

For the period ended March 31, 2012

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Investment Income:
Dividend income from non-affiliated issuers	2,041,222	99,037
Dividend income from affiliated issuers	—	—
Less: foreign taxes withheld	(142,886)	(6,541)
Interest income	4	624

Total Investment Income	1,898,340	93,120

Expenses:
Investment advisor fees	617,832	87,201
Transfer agent fees	349,432	14,574
Administration fees	160,138	82,670
Legal fees	119,218	19,214
Custodian fees	133,340	39,151
Compliance services fees	83,459	16,602
Directors’ fees and expenses	82,124	19,722
Distribution fees—Class A	7,605	4,751
Distribution fees—Class C	4,207	9,886
Distribution fees—Class S	30,487	—
Registration fees	32,795	20,191
Reports to shareholders	16,719	8,480
Audit fees	10,639	10,639
Other expenses	21,274	5,088

Total Expenses	1,669,269	338,169

Less: Fee waivers and expense reimbursements (see Note F)	(2,344)	(204,622)
Plus: Recoupment of prior expenses waived and/or reimbursed by the Advisor (see Note F)	12,747	—

Net Expenses	1,679,672	133,547

Net Investment Income (Loss)	218,668	(40,427)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	(10,867,297)	(353,286)
Investments in affiliated issuers	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	202,216	12,609

Total Realized Gain (Loss)	(10,665,081)	(340,677)

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	23,654,428	3,024,935
Investments in affiliated issuers	—	—
Foreign currency related translations	(249,635)	8,912

Net Change in Unrealized Appreciation (Depreciation)	23,404,793	3,033,847

Net Realized and Unrealized Gain (Loss)	12,739,712	2,693,170

Increase (Decrease) in Net Assets Resulting From Operations	12,958,380	2,652,743

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	International Equity Fund ($)

17,362	30,796	141,179	73,819	54,652
—	—	—	—	11,499
—	(1,199)	(5,100)	(5,615)	(4,045)
112	84	73	373	76

17,474	29,681	136,152	68,577	62,182

61,374	46,368	33,743	68,020	20,987
8,405	6,791	6,441	6,962	6,298
82,702	82,702	82,788	82,703	86,567
19,670	17,718	21,495	16,906	15,415
37,287	29,639	37,334	27,281	25,869
15,002	14,166	13,906	17,390	13,823
18,398	17,653	17,427	18,283	17,353
1,027	444	431	624	118
3,708	303	253	830	1,293
—	—	—	—	—
20,086	20,021	19,959	20,057	19,967
8,219	8,109	8,098	8,175	8,092
11,379	10,639	10,639	10,639	10,639
5,090	4,965	4,803	4,917	4,968

292,347	259,518	257,317	282,787	231,389

(200,666)	(193,083)	(209,769)	(190,641)	(187,064)
—	—	—	—	—

91,681	66,435	47,548	92,146	44,325

(74,207)	(36,754)	88,604	(23,569)	17,857

(722,886)	(479,647)	(16,005)	(113,074)	(230,202)
—	—	—	—	(246)
(23,297)	—	—	—	—
(58,385)	(1,404)	(5,977)	(8,014)	(7,514)

(804,568)	(481,051)	(21,982)	(121,088)	(237,962)

1,292,156	1,480,963	1,086,873	2,128,011	1,089,875
—	—	—	—	209,775
3,301	4,251	6,413	694	2,485

1,295,457	1,485,214	1,093,286	2,128,705	1,302,135

490,889	1,004,163	1,071,304	2,007,617	1,064,173

416,682	967,409	1,159,908	1,984,048	1,082,030

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the period ended March 31, 2012 (Unaudited) ($)	For the year ended September 30, 2011 ($)	For the period ended March 31, 2012 (Unaudited) ($)	For the year ended September 30, 2011 ($)
Operations:
Net investment income (loss)	218,668	996,728	(40,427)	58,949
Net realized gain (loss)	(10,665,081)	13,114,682	(340,677)	(223,264)
Net change in unrealized appreciation (depreciation)	23,404,793	(18,690,283)	3,033,847	(2,241,495)

Net increase (decrease) in net assets resulting from operations	12,958,380	(4,578,873)	2,652,743	(2,405,810)

Dividends to shareholders from:
Net investment income:
Class A	(31,601)	(1,852)	(8,456)	(16,368)
Class C	(662)	—	—	(6,851)
Class I	(461,326)	(6,323)	(45,131)	(81,681)
Class S	(819,990)	(359,035)	—	—
Net realized gains:
Class A	—	—	—	(249,108)
Class C	—	—	—	(119,994)
Class I	—	—	—	(1,184,131)
Class S	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—

Total dividends to shareholders	(1,313,579)	(367,210)	(53,587)	(1,658,133)

Share transactions (See Note I)
Proceeds from shares sold	15,189,165	102,603,279	4,321,667	8,359,778
Reinvestment of cash dividends	1,162,309	308,802	45,668	1,386,374
Cost of shares redeemed	(90,426,587)	(32,339,300)	(2,549,455)	(2,490,796)
Redemption fees	3,769	70,896	44	259

Net increase (decrease) in net assets from fund share transactions	(74,071,344)	70,643,677	1,817,924	7,255,615

Increase (decrease) in net assets	(62,426,543)	65,697,594	4,417,080	3,191,672

Net Assets
Beginning of period	240,573,909	174,876,315	13,245,821	10,054,149

End of period	178,147,366	240,573,909	17,662,901	13,245,821

Accumulated net investment income (loss)	(585,273)	509,638	(40,429)	53,585

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund		Greater China Fund		Global Equity Income Fund
For the period ended March 31, 2012 (Unaudited)($)	For the year ended September 30, 2011 ($)	For the period ended March 31, 2012 (Unaudited)($)	For the year ended September 30, 2011 ($)	For the period ended March 31, 2012 (Unaudited)($)	For the year ended September 30, 2011 ($)

(74,207)	(54,442)	(36,754)	107,735	88,604	217,197
(804,568)	(448,098)	(481,051)	573,437	(21,982)	338,131
1,295,457	(2,750,705)	1,485,214	(2,258,672)	1,093,286	(696,711)

416,682	(3,253,245)	967,409	(1,577,500)	1,159,908	(141,383)

—	—	(8,135)	(1,190)	(4,446)	(5,933)
—	—	(164)	(88)	(480)	(705)
—	—	(93,746)	(79,952)	(104,360)	(191,515)
—	—	—	—	—	—

—	(11,636)	(52,129)	(13,437)	(16,396)	(11,818)
—	(2,011)	(2,343)	(2,736)	(2,416)	(1,320)
—	(930,048)	(569,399)	(810,381)	(303,832)	(302,671)
—	—	—	—	—	—

—	(110)	—	—	—	—
—	(19)	—	—	—	—
—	(8,880)	—	—	—	—
—	—	—	—	—	—

—	(952,704)	(725,916)	(907,784)	(431,930)	(513,962)

783,998	2,841,190	718,532	362,165	336,517	364,568
—	911,517	720,332	900,302	411,116	495,760
(580,522)	(236,629)	(498,592)	(122,282)	(168,837)	(47,702)
184	89	415	—	217	—

203,660	3,516,167	940,687	1,140,185	579,013	812,626

620,342	(689,782)	1,182,180	(1,345,099)	1,306,991	157,281

10,058,934	10,748,716	6,941,022	8,286,121	6,724,725	6,567,444

10,679,276	10,058,934	8,123,202	6,941,022	8,031,716	6,724,725

(109,129)	(34,922)	(36,756)	102,043	44,724	65,406

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Statements of Changes in Net Assets – (continued)

	Global Emerging Markets Fund		International Equity Fund
	For the period ended March 31, 2012 (Unaudited) ($)	For the year ended September 30, 2011 ($)	For the period ended March 31, 2012 (Unaudited) ($)	For the year ended September 30, 2011 ($)
Operations:
Net investment income (loss)	(23,569)	79,273	17,857	62,636
Net realized gain (loss)	(121,088)	1,257,011	(237,962)	719,546
Net change in unrealized appreciation (depreciation)	2,128,705	(2,973,213)	1,302,135	(1,531,707)

Net increase (decrease) in net assets resulting from operations	1,984,048	(1,636,929)	1,082,030	(749,525)

Dividends to shareholders from:
Net investment income:
Class A	(954)	—	—	(1,150)
Class C	(20)	—	—	(489)
Class I	(35,296)	—	—	(126,785)
Net realized gains:
Class A	(46,786)	(7,730)	(8,711)	(3,951)
Class C	(13,882)	(1,661)	(21,601)	(1,892)
Class I	(1,195,313)	(802,266)	(577,887)	(424,625)
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Total dividends to shareholders	(1,292,251)	(811,657)	(608,199)	(558,892)

Share transactions (See Note I)
Proceeds from shares sold	5,098,439	1,773,732	255,065	405,602
Reinvestment of cash dividends	1,167,490	808,259	576,089	551,905
Cost of shares redeemed	(463,457)	(80,273)	(208,206)	(9,465)
Redemption fees	108	31	—	—

Net increase (decrease) in net assets from fund share transactions	5,802,580	2,501,749	622,948	948,042

Increase (decrease) in net assets	6,494,377	53,163	1,096,779	(360,375)

Net Assets
Beginning of period	9,135,930	9,082,767	6,400,642	6,761,017

End of period	15,630,307	9,135,930	7,497,421	6,400,642

Accumulated net investment income (loss)	(23,571)	36,268	17,857	—

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,				Period Ended September 30, 2009(a)
Class A			2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.46		$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		0.13		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.75		0.04	(i)	0.06		0.97	(g)

Total income (loss) from investment operations	0.76		0.17		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.05)		(0.02)		—		—
Net realized gains	—		—		—		—

Total distributions	(0.05)		(0.02)		—		—

Redemption fees(b)	—	(h)	0.05		—		—	(h)

Net asset value, end of period	$10.17		$9.46		$9.26		$9.16

Total return (%)(c)(d)	8.06	*	2.34		1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6		$7		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	1.83	**	1.78		2.35		2.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.83	**	1.80		1.85		1.85	**
Ratio of net investment income (loss) (%)	0.28	**	1.27		0.49		(0.98	)**
Portfolio turnover rate (%)	16	*	54		47		140	*
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,				Period Ended September 30, 2009(a)
Class C			2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.28		$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.04		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.73		0.08	(i)	0.09		0.91	(g)

Total income (loss) from investment operations	0.71		0.12		0.02		0.89

Distributions to shareholders from:
Net investment income	(0.01)		—		—		—
Net realized gains	—		—		—		—

Total distributions	(0.01)		—		—		—

Redemption fees(b)	—	(h)	—		—		—

Net asset value, end of period	$9.98		$9.28		$9.16		$9.14

Total return (%)(c)(d)	7.63	*	1.31		0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$1		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.59	**	2.56		3.02		3.14	**
Ratio of expenses after expense reductions/recoupment (%)	2.59	**	2.54		2.60		2.60	**
Ratio of net investment income (loss) (%)	(0.38	)**	0.45		(0.78)		(0.41	)**
Portfolio turnover rate (%)	16	*	54		47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.
(i)

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.44		$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79		(0.12)	0.12	0.92	(e)

Total income (loss) from investment operations	0.76		0.19	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.06)		(0.03)	(0.08)	—
Net realized gains	—		—	—	—

Total distributions	(0.06)		(0.03)	(0.08)	—

Redemption fees(b)	—	(f)	0.04	— (f)	—

Net asset value, end of period	$10.14		$9.44	$9.24	$9.21

Total return (%)(c)	8.07	*	2.46	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$12		$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.47	**	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupment (%)	1.47	**	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.62	)**	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	16	*	54	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (unaudited)		Years Ended September 30,
Class S			2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.53		$9.33	$9.28	$9.53	$12.94	$12.06
Income (loss) from investment operations:
Net investment income (loss)(a)	0.02		0.03	(0.01)	— (b)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.75		0.19 (f)	0.13	(0.23)	(3.39)	0.91

Total income (loss) from investment operations	0.77		0.22	0.12	(0.23)	(3.41)	0.88

Distributions to shareholders from:
Net investment income	(0.05)		(0.02)	(0.07)	(0.02)	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	(0.05)		(0.02)	(0.07)	(0.02)	—	—

Redemption fees(a)(b)	—		—	—	—	—	—

Net asset value, end of period	$10.25		$9.53	$9.33	$9.28	$9.53	$12.94

Total return (%)(c)	8.16	*	2.34	1.29	(2.34)	(26.35)	7.30
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$159		$155	$173	$194	$233	$370
Ratio of expenses before expense reductions/recoupment (%)(e)	1.63	**	1.65	1.97	2.22	1.69	1.43
Ratio of expenses after expense reductions/recoupments (%)	1.64	**	1.65	1.68	1.75	1.63 (d)	1.43
Ratio of net investment income (loss) (%)	0.48	**	0.28	(0.12)	(0.03)	(0.19)	(0.20)
Portfolio turnover rate (%)	16	*	54	47	140	95	124

*	Not Annualized.
**	Annualized.
(a)	Calculated based on average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	The Fund received reimbursement from a third party for certain expenses during the period—See Note F.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class A			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.42		$16.53	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)		0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.47		(1.89)	2.88	5.22

Total income (loss) from investment operations	2.43		(1.80)	2.97	5.31

Distributions to shareholders from:
Net investment income	(0.03)		(0.14)	(0.09)	—
Net realized gains	—		(2.17)	(1.66)	—

Total distributions	(0.03)		(2.31)	(1.75)	—

Redemption fees(b)	—	(g)	— (g)	—	—

Net asset value, end of period	$14.82		$12.42	$16.53	$15.31

Total return (%)(c)(d)	19.73	*	(13.22)	20.88	53.10	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4		$3	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	4.33	**	4.61	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.75	**	1.75	1.85	1.85	**
Ratio of net investment income (loss) (%)	(0.62	)**	0.59	0.59	0.98	**
Portfolio turnover rate (%)	16	*	42	125	123	*
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class C			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.23		$16.40	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)		(0.03)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.43		(1.85)	2.92	5.20

Total income (loss) from investment operations	2.34		(1.88)	2.84	5.22

Distributions to shareholders from:
Net investment income	—		(0.12)	—	—
Net realized gains	—		(2.17)	(1.66)	—

Total distributions	—		(2.29)	(1.66)	—

Redemption fees(b)	—		— (g)	—	—

Net asset value, end of period	$14.57		$12.23	$16.40	$15.22

Total return (%)(c)(d)	19.13	*	(13.85)	20.03	52.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2		$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.08	**	5.41	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	**	2.50	2.60	2.60	**
Ratio of net investment income (loss) (%)	(1.32	)**	(0.23)	(0.54)	0.17	**
Portfolio turnover rate (%)	16	*	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.51		$16.60	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.48		(1.84)	2.87	5.23

Total income (loss) from investment operations	2.46		(1.77)	3.01	5.34

Distributions to shareholders from:
Net investment income	(0.06)		(0.15)	(0.09)	—
Net realized gains	—		(2.17)	(1.66)	—

Total distributions	(0.06)		(2.32)	(1.75)	—

Redemption fees(b)	—	(e)	—	— (e)	—

Net asset value, end of period	$14.91		$12.51	$16.60	$15.34

Total return (%)(c)	19.85	*	(12.99)	21.17	53.40	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$11		$8	$9	$8
Ratio of expenses before expense reductions (%)(d)	4.08	**	4.65	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.50	**	1.51	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.31	)**	0.45	0.94	1.20	**
Portfolio turnover rate (%)	16	*	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class A			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.52		$15.38	$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)		(0.08)	— (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.50		(3.47)	3.49	6.96

Total income (loss) from investment operations	0.41		(3.55)	3.49	6.87

Distributions to shareholders from:
Net investment income	—		—	—	—
Net realized gains	—		(1.30)	(4.98)	—
Return of capital	—		(0.01)	—	—

Total distributions	—		(1.31)	(4.98)	—

Redemption fees(b)	—	(g)	—	—	—

Net asset value, end of period	$10.93		$10.52	$15.38	$16.87

Total return (%)(c)(d)	3.90	*	(25.26)	25.69	68.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.85	**	5.99	7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	(1.72	)**	(0.61)	(0.03)	(1.02	)**
Portfolio turnover rate (%)	58	*	59	91	204	*
Selected Per Share Data
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class C			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.25		$15.13	$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)		(0.08)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.47		(3.49)	3.54	6.95

Total income (loss) from investment operations	0.35		(3.57)	3.34	6.77

Distributions to shareholders from:
Net investment income	—		—	—	—
Net realized gains	—		(1.30)	(4.98)	—
Return of capital	—		(0.01)	—	—

Total distributions	—		(1.31)	(4.98)	—

Redemption fees(b)	—	(g)	—	—	—

Net asset value, end of period	$10.60		$10.25	$15.13	$16.77

Total return (%)(c)(d)	3.52	*	(25.85)	24.78	67.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.63	**	6.56	8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	(2.37	)**	(0.66)	(1.43)	(1.93	)**
Portfolio turnover rate (%)	58	*	59	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.60		$15.46	$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)		(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.49		(3.49)	3.60	6.97

Total income (loss) from investment operations	0.42		(3.55)	3.54	6.90

Distributions to shareholders from:
Net investment income	—		—	—	—
Net realized gains	—		(1.30)	(4.98)	—
Return of capital	—		(0.01)	—	—

Total distributions	—		(1.31)	(4.98)	—

Redemption fees(b)	—	(e)	— (e)	—	—

Net asset value, end of period	$11.02		$10.60	$15.46	$16.90

Total return (%)(c)	4.06	*	(25.12)	26.02	69.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9		$9	$11	$8
Ratio of expenses before expense reductions (%)(d)	5.63	**	5.81	7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	(1.35	)**	(0.48)	(0.43)	(0.77	)**
Portfolio turnover rate (%)	58	*	59	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class A			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.40		$15.53	$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)		0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.55		(2.69)	1.80	4.18

Total income (loss) from investment operations	1.48		(2.45)	1.99	4.30

Distributions to shareholders from:
Net investment income	(0.15)		(0.14)	(0.15)	—
Net realized gains	(0.97)		(1.54)	(0.61)	—

Total distributions	(1.12)		(1.68)	(0.76)	—

Redemption fees(b)	0.01		—	—	—

Net asset value, end of period	$11.77		$11.40	$15.53	$14.30

Total return (%)(c)(d)	14.32	*	(18.40)	14.33	43.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.93	**	6.48	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	(1.20	)**	1.63	1.34	1.38	**
Portfolio turnover rate (%)	48	*	67	78	53	*
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class C			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.36		$15.40	$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.13)		0.08	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.59		(2.53)	1.80	4.12

Total income (loss) from investment operations	1.46		(2.45)	1.86	4.22

Distributions to shareholders from:
Net investment income	(0.07)		(0.05)	(0.07)	—
Net realized gains	(0.97)		(1.54)	(0.61)	—

Total distributions	(1.04)		(1.59)	(0.68)	—

Redemption fees(b)	—		—	—	—

Net asset value, end of period	$11.78		$11.36	$15.40	$14.22

Total return (%)(c)(d)	13.87	*	(18.39)	13.46	42.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.61	**	7.33	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	(2.21	)**	0.57	0.42	1.11	**
Portfolio turnover rate (%)	48	*	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.47		$15.60	$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)		0.18	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.57		(2.62)	1.90	4.19

Total income (loss) from investment operations	1.52		(2.44)	2.03	4.33

Distributions to shareholders from:
Net investment income	(0.16)		(0.15)	(0.15)	—
Net realized gains	(0.97)		(1.54)	(0.61)	—

Total distributions	(1.13)		(1.69)	(0.76)	—

Redemption fees(b)	—	(e)	—	—	—

Net asset value, end of period	$11.86		$11.47	$15.60	$14.33

Total return (%)(c)	14.51	*	(18.23)	14.62	43.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8		$7	$8	$7
Ratio of expenses before expense reductions (%)(d)	6.70	**	6.31	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.93	)**	1.19	0.94	1.62	**
Portfolio turnover rate (%)	48	*	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class A			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.30		$12.37	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13		0.39	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.74		(0.57)	0.69	1.76

Total income (loss) from investment operations	1.87		(0.18)	0.99	1.98

Distributions to shareholders from:
Net investment income	(0.17)		(0.32)	(0.25)	(0.13)
Net realized gains	(0.53)		(0.57)	(0.22)	—

Total distributions	(0.70)		(0.89)	(0.47)	(0.13)

Redemption fees(b)	0.01		—	—	—

Net asset value, end of period	$12.48		$11.30	$12.37	$11.85

Total return (%)(c)(d)	17.06	*	(2.08)	8.50	20.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.10	**	7.29	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	**	1.50	1.75	1.75	**
Ratio of net investment income (loss) (%)	2.13	**	3.06	2.55	2.94	**
Portfolio turnover rate (%)	23	*	49	39	33	*
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class C			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.35		$12.43	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08		0.29	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.75		(0.57)	0.73	1.75

Total income (loss) from investment operations	1.83		(0.28)	0.90	1.93

Distributions to shareholders from:
Net investment income	(0.12)		(0.23)	(0.10)	(0.08)
Net realized gains	(0.53)		(0.57)	(0.22)	—

Total distributions	(0.65)		(0.80)	(0.32)	(0.08)

Redemption fees	—		—	—	—

Net asset value, end of period	$12.53		$11.35	$12.43	$11.85

Total return (%)(c)(d)	16.55	*	(2.80)	7.61	19.41	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.85	**	8.18	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.25	**	2.26	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.25	**	2.29	1.46	2.37	**
Portfolio turnover rate (%)	23	*	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.30		$12.36	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14		0.38	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.73		(0.52)	0.73	1.77

Total income (loss) from investment operations	1.87		(0.14)	1.01	2.01

Distributions to shareholders from:
Net investment income	(0.18)		(0.35)	(0.29)	(0.15)
Net realized gains	(0.53)		(0.57)	(0.22)	—

Total distributions	(0.71)		(0.92)	(0.51)	(0.15)

Redemption fees	—		—	—	—

Net asset value, end of period	$12.46		$11.30	$12.36	$11.86

Total return (%)(c)	17.02	*	(1.78)	8.70	20.34	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8		$6	$7	$6
Ratio of expenses before expense reductions (%)(d)	6.84	**	7.20	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.25	**	1.27	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.38	**	2.97	2.35	3.18	**
Portfolio turnover rate (%)	23	*	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class A			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.05		$16.67	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)		0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.51		(2.29)	2.23	5.67

Total income (loss) from investment operations	2.47		(2.14)	2.22	5.62

Distributions to shareholders from:
Net investment income	(0.04)		—	(0.09)	—
Net realized gains	(1.79)		(1.48)	(1.08)	—

Total distributions	(1.83)		(1.48)	(1.17)	—

Redemption fees(b)	—	(g)	—	—	—

Net asset value, end of period	$13.69		$13.05	$16.67	$15.62

Total return (%)(c)(d)	21.19	*	(14.60)	15.13	56.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.08	**	5.56	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.66	)**	0.95	(0.10)	(0.45	)**
Portfolio turnover rate (%)	15	*	50	87	84	*
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class C			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.83		$16.53	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)		0.01	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.46		(2.23)	2.22	5.45

Total income (loss) from investment operations	2.37		(2.22)	2.09	5.53

Distributions to shareholders from:
Net investment income	—	(g)	—	(0.01)	—
Net realized gains	(1.79)		(1.48)	(1.08)	—

Total distributions	(1.79)		(1.48)	(1.09)	—

Redemption fees(b)	—		—	—	—

Net asset value, end of period	$13.41		$12.83	$16.53	$15.53

Total return (%)(c)(d)	20.66	*	(15.25)	14.30	55.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	5.69	**	6.35	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.60	**	2.60	2.70	2.70	**
Ratio of net investment income (loss) (%)	(1.32	)**	0.09	(0.88)	0.79	**
Portfolio turnover rate (%)	15	*	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.13		$16.73	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.12	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.53		(2.24)	2.24	5.51

Total income (loss) from investment operations	2.50		(2.12)	2.26	5.65

Distributions to shareholders from:
Net investment income	(0.05)		—	(0.10)	—
Net realized gains	(1.79)		(1.48)	(1.08)	—

Total distributions	(1.84)		(1.48)	(1.18)	—

Redemption fees(b)	—	(e)	— (e)	—	—

Net asset value, end of period	$13.79		$13.13	$16.73	$15.65

Total return (%)(c)	21.28	*	(14.42)	15.40	56.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$14		$9	$9	$8
Ratio of expenses before expense reductions (%)(d)	4.97	**	5.44	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.60	**	1.61	1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.39	)**	0.75	0.12	1.58	**
Portfolio turnover rate (%)	15	*	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class A			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.44		$12.59	$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		0.12	0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.61		(1.24)	0.35	2.90

Total income (loss) from investment operations	1.62		(1.12)	0.44	2.95

Distributions to shareholders from:
Net investment income	—		(0.23)	(0.18)	—
Net realized gains	(1.00)		(0.80)	(0.62)	—

Total distributions	(1.00)		(1.03)	(0.80)	—

Redemption fees	—		—	—	—

Net asset value, end of period	$11.06		$10.44	$12.59	$12.95

Total return (%)(c)(d)	16.74	*	(10.23)	3.50	29.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)(g)	6.83	**	6.61	9.56	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.49	**	1.65	1.75	1.75	**
Ratio of net investment income (loss) (%)	0.20	**	0.94	0.75	0.64	**
Portfolio turnover rate (%)	27	*	76	69	48	*
	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class C			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.31		$12.51	$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.05	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.59		(1.24)	0.25	2.89

Total income (loss) from investment operations	1.56		(1.19)	0.39	2.88

Distributions to shareholders from:
Net investment income	—		(0.21)	(0.14)	—
Net realized gains	(1.00)		(0.80)	(0.62)	—

Total distributions	(1.00)		(1.01)	(0.76)	—

Redemption fees	—		—	—	—

Net asset value, end of period	$10.87		$10.31	$12.51	$12.88

Total return (%)(c)(d)	16.34	*	(10.90)	3.10	28.80	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—
Ratio of expenses before expense reductions (%)(f)(g)	7.58	**	7.35	9.80	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.23	**	2.40	2.50	2.50	**
Ratio of net investment income (loss) (%)	(0.51	)**	0.42	1.19	(0.11	)**
Portfolio turnover rate (%)	27	*	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2012 (Unaudited)		Years Ended September 30,		Period Ended September 30, 2009(a)
Class I			2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.53		$12.66	$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03		0.11	0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.62		(1.20)	0.26	2.90

Total income (loss) from investment operations	1.65		(1.09)	0.52	2.97

Distributions to shareholders from:
Net investment income	—		(0.24)	(0.21)	—
Net realized gains	(1.00)		(0.80)	(0.62)	—

Total distributions	(1.00)		(1.04)	(0.83)	—

Redemption fees	—		—	—	—

Net asset value, end of period	$11.18		$10.53	$12.66	$12.97

Total return (%)(c)	16.90	*	(9.96)	4.13	29.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7		$6	$7	$6
Ratio of expenses before expense reductions (%)(d)(e)	6.58	**	6.52	8.84	14.78	**
Ratio of expenses after expense reductions (%)(e)	1.23	**	1.41	1.50	1.50	**
Ratio of net investment income (loss) (%)	0.55	**	0.84	2.18	0.89	**
Portfolio turnover rate (%)	27	*	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Notes to Financial Statements

March 31, 2012 (Unaudited)

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following seven series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund and Greater China Fund, which are non-diversified. The Global Alpha Equity Fund was liquidated on December 29, 2011 and the International Growth Equity Fund was liquidated on March 29, 2012.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares. 300,000,000 shares have been allocated to Funds or classes that are not currently in operation.

The investment objective of each of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note L, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign

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exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At March 31, 2012, foreign securities representing the following percentages of net assets of the Funds

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were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Fund
The Japan Fund	96.8%
Asia Pacific ex Japan Fund	80.0%
India Fund	93.1%
Greater China Fund	96.6%
Global Equity Income Fund	47.2%
Global Emerging Markets Fund	45.4%
International Equity Fund	59.6%

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board. At March 31, 2012, the total value of securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee represented approximately 0.50% and 2.65% of the net assets for the Greater China Fund and the Global Emerging Markets Fund. These securities are classified as using Level 2 inputs within the valuation inputs disclosure on the Funds’ Schedule of Investments. At March 31, 2012, no other Funds had fair value determinations other than noted above.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no

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significant transfers between Level 1, 2, or 3 as of March 31, 2012, based on the valuation input Levels on September 30, 2011 for the Funds.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the Funds’ financial statements.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REIT”s). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based broker’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange

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contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns. The Corporation identifies its major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time.

Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as

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realized gains of the Funds. Under these arrangements, the Funds did not receive any commission recapture for the period ended March 31, 2012.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the period ended March 31, 2012, were as follows:

Fund	Purchases	Sales
The Japan Fund	$32,597,721	$105,934,159
Asia Pacific ex Japan Fund	4,186,257	2,411,800
India Fund	5,649,293	5,740,085
Greater China Fund	3,948,138	3,567,791
Global Equity Income Fund	1,949,387	1,679,871
Global Emerging Markets Fund	6,199,240	1,647,871
International Equity Fund	1,823,226	2,266,606

D. Affiliated Holdings

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A., Inc. (“NAM USA”), or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the period ended March 31, 2012 were as follows:

Affiliated Fund Name	Balance of Shares Held at 09/30/11	Gross Additions	Gross Reductions	Balance of Shares Held at 03/31/12	Value at 03/31/12	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	165,385	$108,321	$250,000	150,571	$1,526,789	$8,321	$(246)
Asia Pacific ex Japan Fund	35,276	203,178	—	50,062	746,427	3,178	—

Total	200,661	$311,499	$250,000	200,633	$2,273,216	$11,499	$(246)

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Services Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds subject to the general supervision and control of the Board and officers of the Corporation.

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For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on the Fund’s average daily net assets in excess of $2 billion.
Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85% on the Fund’s average daily net assets.

*	The calculation of the Fund’s average daily net assets for the purpose of determining the Advisory Fee excludes assets invested in affiliated holdings.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
International Equity Fund	NAM UK

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Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the period ended March 31, 2012, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the period ended March 31, 2012, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees”. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

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Directors’ and Officers’ Fees and Expenses. Retainer and meeting fees were as follows:

Quarterly Retainer for each Director	$10,000
Additional Quarterly Retainer for the Chairman of the Board	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	1,500
Quarterly Regular Board Meeting Fee	4,000
Special Non-Quarterly Board Meeting Fee	1,500
Audit Committee and Executive Committee Meeting Fees	1,500
Investment Oversight Committee Meeting Fees	3,000

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.25% for Global Equity Income Fund; 1.60% for Global Emerging Markets Fund; and 1.40% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2013 (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, reimburse the International Equity Fund for the amount of fees and expenses incurred indirectly by the Fund through its investment in affiliated holdings through at least January 28, 2013. This amounted to $6,025 for the period ended March 31, 2012. This amount is not subject to the expense recapture provision described below.

During the period the Funds’ Administrator and Custodian have contractually agreed to waive a portion of their fees.

For the period ended March 31, 2012 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$—	$2,344	$2,344
Asia Pacific ex Japan Fund	177,372	27,250	204,622
India Fund	173,416	27,250	200,666
Greater China Fund	165,833	27,250	193,083
Global Equity Income Fund	182,519	27,250	209,769
Global Emerging Markets Fund	163,391	27,250	190,641
International Equity Fund	159,814	27,250	187,064

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Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. Since becoming the Advisor to each of the Funds, and through March 31, 2012, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Expires March 31, 2015	Total Amount Eligible for Recoupment
Fund	2012	2013	2014
The Japan Fund	$185,542	$316,602	$—	$—	$502,144
Asia Pacific ex Japan Fund	483,443	448,200	361,616	177,372	1,470,631
India Fund	477,498	430,138	384,485	173,416	1,465,537
Greater China Fund	464,618	417,924	343,139	165,833	1,391,514
Global Equity Income Fund	481,429	446,528	363,552	182,519	1,474,028
Global Emerging Markets Fund	456,089	404,072	331,056	163,391	1,354,608
International Equity Fund	441,583	392,010	312,237	153,789	1,299,619

During the period ended March 31, 2012 NAM USA recaptured $12,747 from The Japan Fund in previously reimbursed fees.

G. Federal Income Tax Information

During the years ended September 30, 2011 and September 30, 2010, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2011			Year Ended September 30, 2010
Fund	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$367,210	$—	$367,210	$1,373,869	$—	$1,373,869
Asia Pacific ex Japan Fund	626,292	1,031,841	1,658,133	894,230	—	894,230
India Fund	561,779	381,916	943,695	2,491,712	—	2,491,712
Greater China Fund	142,029	765,755	907,784	383,705	—	383,705
Global Equity Income Fund	314,875	199,087	513,962	261,957	—	261,957
Global Emerging Markets Fund	366,791	444,866	811,657	598,432	—	598,432
International Equity Fund	369,424	189,468	558,892	412,954	—	412,954

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The components of distributable earnings for the Funds as of September 30, 2011 are listed below:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Currency Loss Deferral	Total
The Japan Fund	$1,313,366	$—	$4,462,631	$(54,169,540)	$—	$(48,393,543)
Asia Pacific ex Japan Fund	53,585	—	(519,320)	—	(237,097)	(702,832)
India Fund	—	—	(551,631)	—	(476,596)	(1,028,227)
Greater China Fund	390,071	275,642	(315,740)	—	—	349,973
Global Equity Income Fund	79,522	312,147	159,148	—	—	550,817
Global Emerging Markets Fund	273,335	1,018,906	(293,094)	—	—	999,147
International Equity Fund	252,019	356,168	(573,279)	—	—	34,908

*	Includes unrealized appreciation/depreciation on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

The following summarizes the capital loss carryforwards as of September 30, 2011 for the Funds. These capital loss carryforwards are available to offset future gains.

Fund	Expiring in Fiscal Year	Amount
The Japan Fund	2017	$1,158,053
	2018	53,011,487

Total		54,169,540

During the year ended September 30, 2011 The Japan Fund utilized capital loss carryforwards of $13,059,389.

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Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

The cost of investments for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) at March 31, 2012 consists of:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$33,677,955	$(2,212,046)	$31,465,909	$141,230,306
Asia Pacific ex Japan Fund	3,099,516	(574,948)	2,524,568	14,796,234
India Fund	1,364,598	(561,249)	803,349	9,162,445
Greater China Fund	1,390,257	(192,599)	1,197,658	6,760,563
Global Equity Income Fund	1,399,056	(126,656)	1,272,400	6,670,844
Global Emerging Markets Fund	2,369,669	(524,434)	1,845,235	13,948,134
International Equity Fund	962,947	(236,624)	726,323	6,487,938

*	Does not include unrealized appreciation/depreciation on currency.

Regulated Investment Company Modernization Act of 2010. On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RIC”s) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. However, the Modernization Act requires the utilization of post-enactment losses before any pre-enactment loss carry forwards may be utilized. Therefore, there is a greater possibility that the Funds’ pre-enactment loss carry forwards will expire unutilized.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing were effective for the September 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the September 30, 2012 taxable year.

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Nomura Partners Funds	The World from Asia	:	75

Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in affiliated holdings to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Please refer to the prospectus for a complete description of risks associated with the Funds.

76	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of March 31, 2012:

	The Japan Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	228,485	2,141,816	733,994	7,430,816
Class C	16,548	159,631	84,916	825,386
Class I	1,304,723	12,357,208	8,840,139	92,863,790
Class S	55,155	530,510	146,825	1,483,287
Shares reinvested
Class A	2,517	22,955	166	1,712
Class C	25	220	—	—
Class I	49,763	452,844	609	6,285
Class S	74,759	686,290	28,896	300,805
Shares redeemed
Class A	(312,874)	(2,976,152)	(120,701)	(1,161,712)
Class C	(12,686)	(123,334)	(2,575)	(24,357)
Class I	(8,435,187)	(78,680,506)	(719,516)	(6,985,805)
Class S	(901,049)	(8,646,595)	(2,400,721)	(24,167,426)
Redemption fees
Class A	—	784	—	12,668
Class C	—	12	—	—
Class I	—	658	—	58,076
Class S	—	2,315	—	152

Net increase (decrease) from Capital Transactions	(7,929,821)	(74,071,344)	6,592,032	70,643,677

Nomura Partners Funds	The World from Asia	:	77

Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

	Asia Pacific ex Japan Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	131,149	1,799,250	329,527	5,177,941
Class C	64,552	880,057	135,345	2,125,581
Class I	115,524	1,642,360	71,067	1,056,256
Shares reinvested
Class A	369	4,866	6,804	101,591
Class C	—	—	2,220	32,806
Class I	3,074	40,802	83,410	1,251,977
Shares redeemed
Class A	(138,735)	(1,851,453)	(90,374)	(1,249,000)
Class C	(24,259)	(334,096)	(29,621)	(451,641)
Class I	(25,200)	(363,906)	(50,531)	(790,155)
Redemption fees
Class A	—	42	—	235
Class C	—	—	—	24
Class I	—	2	—	—

Net increase (decrease) from Capital Transactions	126,474	1,817,924	457,847	7,255,615

	India Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	74,234	743,930	69,494	925,191
Class C	1,207	11,908	73,887	960,615
Class I	2,781	28,160	68,027	955,384
Shares reinvested
Class A	—	—	428	6,049
Class C	—	—	131	1,810
Class I	—	—	63,503	903,658
Shares redeemed
Class A	(50,346)	(507,325)	(6,942)	(91,825)
Class C	(4,822)	(45,339)	(540)	(5,927)
Class I	(2,532)	(27,858)	(11,134)	(138,877)
Redemption fees
Class A	—	17	—	—
Class C	—	13	—	—
Class I	—	154	—	89

Net increase (decrease) from Capital Transactions	20,522	203,660	256,854	3,516,167

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Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

	Greater China Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	45,193	563,481	17,043	267,427
Class C	12,755	151,171	1,859	29,738
Class I	371	3,880	4,378	65,000
Shares reinvested
Class A	5,733	59,730	609	9,139
Class C	128	1,337	124	1,857
Class I	62,907	659,265	59,012	889,306
Shares redeemed
Class A	(47,023)	(498,562)	(7,452)	(97,989)
Class C	(3)	(30)	(729)	(10,679)
Class I	—	—	(933)	(13,614)
Redemption fees
Class A	—	272	—	—
Class C	—	—	—	—
Class I	—	143	—	—

Net increase (decrease) from Capital Transactions	80,061	940,687	73,911	1,140,185

	Global Equity Income Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	22,893	274,690	23,365	302,481
Class C	3,346	40,885	3,145	40,449
Class I	1,680	20,942	1,705	21,638
Shares reinvested
Class A	239	2,789	85	1,079
Class C	196	2,307	84	1,064
Class I	34,850	406,020	39,331	493,617
Shares redeemed
Class A	(11,666)	(139,836)	(2,336)	(30,208)
Class C	(2,369)	(29,001)	(1,333)	(17,494)
Class I	—	—	—	—
Redemption fees
Class A	—	217	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	49,169	579,013	64,046	812,626

Nomura Partners Funds	The World from Asia	:	79

Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

	Global Emerging Markets Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	56,866	753,787	15,581	253,882
Class C	30,394	406,566	3,625	58,665
Class I	287,046	3,938,086	89,580	1,461,185
Shares reinvested
Class A	4,014	47,483	463	7,539
Class C	901	10,456	103	1,661
Class I	93,161	1,109,551	48,842	799,059
Shares redeemed
Class A	(5,303)	(76,193)	(865)	(12,942)
Class C	(804)	(9,944)	(191)	(3,022)
Class I	(27,172)	(377,320)	(4,141)	(64,309)
Redemption fees
Class A	—	86	—	—
Class C	—	—	—	—
Class I	—	22	—	31

Net increase (decrease) from Capital Transactions	439,103	5,802,580	152,997	2,501,749

	International Equity Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	1,292	13,093	8,931	118,165
Class C	22,770	239,645	19,432	247,437
Class I	236	2,327	3,067	40,000
Shares reinvested
Class A	12	115	9	109
Class C	43	415	31	386
Class I	58,314	575,559	44,042	551,410
Shares redeemed
Class A	(3,833)	(41,235)	(110)	(1,259)
Class C	(15,801)	(166,971)	—	—
Class I	—	—	(732)	(8,206)
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	63,033	622,948	74,670	948,042

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Nomura Partners Funds, Inc.

March 31, 2012 (Unaudited)

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds Rate plus 1.25% or the LIBOR rate plus 1.25%. During the period ended March 31, 2012, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. Subsequent Event

Effective April 1, 2012, NAM Tokyo will no longer provide sub-advisory services to the Global Equity Income Fund. NAM Singapore and NAM UK will act as sub-advisors to the Fund.

Effective May 15, 2012, Greater China Fund is now deemed to be a diversified series of the Corporation under the 1940 Act.

Effective May 15, 2012, sixty (60) days after the end of each calendar quarter, a complete list of portfolio holdings for each of the Funds as of the end of each quarter shall be made available on the following public internet website: www.thejapanfund.com or www.nomurapartnersfunds.com.

Nomura Partners Funds	The World from Asia	:	81

Other Information (Unaudited)

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,080.60	$9.52	1.83%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.85	9.22	1.83%

Class C
Actual Fund Return	$1,000.00	$1,076.30	$13.44	2.59%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.05	13.03	2.59%

Class I
Actual Fund Return	$1,000.00	$1,080.70	$7.65	1.47%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.65	7.41	1.47%

Class S
Actual Fund Return	$1,000.00	$1,081.60	$8.53	1.64%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.80	8.27	1.64%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	83

Shareholder Expense Example (Unaudited) (continued)

Asia Pacific ex Japan Fund	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,197.30	$9.61	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.25	8.82	1.75%

Class C
Actual Fund Return	$1,000.00	$1,191.30	$13.70	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.50	12.58	2.50%

Class I
Actual Fund Return	$1,000.00	$1,198.50	$8.24	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.50	7.57	1.50%

India Fund
Class A
Actual Fund Return	$1,000.00	$1,039.00	$9.94	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.25	9.82	1.95%

Class C
Actual Fund Return	$1,000.00	$1,035.20	$13.74	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.50	13.58	2.70%

Class I
Actual Fund Return	$1,000.00	$1,040.60	$8.67	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.50	8.57	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,143.20	$10.45	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.25	9.82	1.95%

Class C
Actual Fund Return	$1,000.00	$1,138.70	$14.44	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.50	13.58	2.70%

Class I
Actual Fund Return	$1,000.00	$1,145.10	$9.12	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.50	8.57	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (concluded)

Global Equity Income Fund	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,170.60	$8.14	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.50	7.57	1.50%

Class C
Actual Fund Return	$1,000.00	$1,165.50	$12.18	2.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,013.75	11.33	2.25%

Class I
Actual Fund Return	$1,000.00	$1,170.20	$6.78	1.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.75	6.31	1.25%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,211.90	$10.23	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.75	9.32	1.85%

Class C
Actual Fund Return	$1,000.00	$1,206.60	$14.34	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.00	13.08	2.60%

Class I
Actual Fund Return	$1,000.00	$1,212.80	$8.85	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.00	8.07	1.60%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,167.40	$8.07	1.49%**
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.52	1.49%**

Class C
Actual Fund Return	$1,000.00	$1,163.40	$12.06	2.23%**
Hypothetical Return (5% return before expenses)	1,000.00	1,013.85	11.23	2.23%**

Class I
Actual Fund Return	$1,000.00	$1,169.00	$6.67	1.23%**
Hypothetical Return (5% return before expenses)	1,000.00	1,018.85	6.21	1.23%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

Nomura Partners Funds	The World from Asia	:	85

Approval of Investment Advisory Agreements and Sub-Advisory Agreements

During the fiscal period ended September 30, 2011, the Board of Directors (the “Board” or each separately a “Director”) conducted four (4) regular Board meetings, one (1) special Board meeting, one (1) Executive Committee meeting, and four (4) Investment Oversight Committee meetings.

Matters bearing on the advisory agreements and sub-advisory agreements (the “Agreements”) for the series (each series a “Fund”) were considered at most, if not all, of these meetings. The Directors regularly received information relating to the Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of each Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Funds, and (c) the economic outlook and general investment outlook in the markets in which the Funds invest. The Directors also regularly received information regarding (a) performance attribution analysis of the Funds, (b) the Funds’ compliance with prospectus and regulatory requirements, and (c) the allocation of the Funds’ brokerage, including (i) allocations, if any, to brokers affiliated with the Funds’ advisor or sub-advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

At a meeting held on November 17, 2011, the Board, including a majority of the directors who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Directors”), unanimously voted to approve the continuance, for another twelve-month period commencing December 22, 2011, of the investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) for The Japan Fund and, of the investment advisory agreement with NAM USA, and a sub-advisory agreement between NAM USA and NAM Tokyo, a sub-advisory agreement between NAM USA and Nomura Asset Management Singapore Limited (“NAM Singapore”), a sub-advisory agreement between NAM USA and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”), a sub-advisory agreement between NAM USA and Nomura Asset Management U.K. Limited (“NAM UK”) (NAM USA, NAM Tokyo, NAM Singapore, NAM Hong Kong and NAM UK being collectively referred to as the

“Nomura entities”), and a sub-advisory agreement between NAM USA and Martin Currie Inc. (“Martin Currie”) (collectively, the “Sub-Advisors”) in connection with the investment management of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund and the International Equity Fund.

In considering the approval of the continuance of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of an independent consultant to assist them with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding advisory fees, expense ratios (before and after applicable fee waiver and expense cap agreements (“Expense Caps”)), and investment performance of the Funds managed by the Nomura entities and Martin Currie, to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”).

In connection with the approval of the Agreements, the Directors had requested and evaluated extensive materials, in addition to those referenced above, from the Nomura entities, Martin Currie and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the Nomura entities and Martin Currie; (b) the breadth and experience of the investment management and research staff of the Nomura entities and Martin Currie; (c) financial statements for the last two fiscal years of the Nomura entities and Martin Currie; (d) marketing and distribution support provided by the Nomura entities to the Funds; (e) the current Forms ADV of the Nomura entities and Martin Currie; (f) the profitability report of NAM USA with respect to each Fund; (g) the fees charged to institutional clients relative to fees charged to the Funds by the Nomura entities and Martin Currie; (h) the resources devoted to and the record of compliance with the each Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, and (iv) other policies and procedures that form the Nomura entities’ and Martin Currie’s portions of the Funds’ compliance program; and (i) NAM USA’s responsibilities overseeing the Funds’ service providers.

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With the assistance of an outside independent consultant and independent legal counsel, the Board considered all factors deemed relevant with respect to the Nomura entities and Martin Currie, including but not limited to: the nature and quality of services provided; steps taken to identify and address performance issues; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Funds; commitments to provide contractual Expense Caps to the Funds through January 28, 2013; potential benefits to the Nomura entities and Martin Currie from their respective relationships to the Funds, including revenues to be derived from services provided to the Funds by their affiliates, if any; and potential benefits to the Funds and their shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the continuance of the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of the Investment Management and Sub-Advisory Services. The Board considered the nature and quality of investment management services provided by the Nomura entities and Martin Currie, the expertise and investment experience of the investment management personnel who provides these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of the Nomura entities and Martin Currie and the service provider oversight and day-to-day operational responsibilities NAM USA had taken on in 2011. The Board considered NAM USA’s recommendations that each of the sub-advisory agreements be renewed. The Board also considered the reputation of Nomura Holdings, Inc. (the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States), its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the Sub-Advisors. The Board compared the fees charged to each Fund against the fees charged to institutional clients of the Nomura entities and Martin Currie. Also the Board reviewed the additional services that the Nomura entities provided to the Funds that were not provided to the Nomura entities’ institutional clients. The Board considered the investment management, compliance and administrative services NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. In addition, the Board considered the other direct and indirect benefits to the Funds, such as the Funds’ Expense Cap arrangements with NAM USA. The Board determined that the investment management services provided by NAM USA were in the best interests of the Funds and their respective shareholders. The Board also determined that the investment advisory services provided by the respective Sub-Advisors were in the best interests of the Funds and their respective shareholders.

Investment Performance. The Investment Oversight Committee met quarterly with NAM USA to review and discuss the performance of each of the Sub-Advisors and to review reports in connection therewith. The Directors also reviewed information about each Fund’s investment objective, investment strategies and techniques and met with the portfolio managers for each Fund. With the assistance of an independent consultant and NAM USA, the Board reviewed the investment performance of the Nomura entities and Martin Currie in managing the Funds for various time periods and determined, consistent with the advice of the independent consultant, that, in view of the investment objectives of each of the respective Funds and the available data, the investment performance of each of the Funds was acceptable. The Board expressed concern regarding the under performance (as described in more detail below) of certain of the Funds. The Board understood that market conditions and specific investment decisions could adversely affect each Fund’s investment performance in absolute and/or relative terms over short, or longer periods of time. In making its determinations the Board and the consultant noted that, the totality of the facts and circumstances, including the relatively short operational history and small assets under management (“AUM”) of the Funds (except The Japan Fund), the steps that

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Approval of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

were being taken by NAM USA and the Sub-Advisors to address performance issues, the recent general improved performance of certain of the Funds and the unsettled economic and market conditions prevailing during the first couple of years of NAM USA’s management of the Funds supported the Board’s finding that the performance of each Fund was acceptable, and would continue to be subject to Board review at future meetings.

As to The Japan Fund, the Board noted that the investment performance since NAM USA and NAM Tokyo commenced investment management services on November 1, 2008, was slightly above the performance of its benchmark index for the twelve-month period ended December 2009, and was above its benchmark index for the twelve-month period ended December 2010 and for the seven-month period ended August 2011. The Board noted that the investment performance of The Japan Fund when compared to the performance of its Peer Funds was average (in the middle quintile) for the twelve-month period ended December 2009 and for the twelve-month period ended December 2010 and was above average (in the second best quintile) for the seven-month period ended August 2011.

As to the Asia Pacific ex Japan, the Board noted that the investment performance was below the performance of its benchmark index for the twelve-month period ended December 2009, was slightly above the performance of its benchmark index for the twelve-month period ended December 2010, and well outperformed the performance of its benchmark for the seven-month period ended August 2011. The Board noted that the investment performance of the Asia Pacific ex Japan when compared to the performance of its Peer Funds was average (in the third quintile) for the twelve-month period ended December 2009, below average (in the fourth quintile) for the twelve-month period ended December 2010 and was above average (in the second quintile) for the period ended August 2011.

As to the Global Emerging Markets Fund, the Board noted that the investment performance was below the performance of its benchmark index for the for the twelve-month period ended December 2009 and slightly above its benchmark index for the for the twelve-month period ended December 2010 and for the seven-month period ended August 2011. The Board also noted that the Global Emerging Markets Fund’s investment performance when compared to the performance of its Peer Funds was well below average (in the last quintile) for the twelve-month period ended December 2009, but improved and was above average (in the second quintile) for the for the twelve-month period ended December 2010 and was well above average (in the top quintile) for the seven-month period ended August 2011.

As to the Global Equity Income Fund, the Board noted that the investment performance was below the performance of its benchmark index for the twelve-month period ended December 2009 and for the twelve-month period ended December 2010, but had outperformed its benchmark index for the seven-month period ended August 2011. The Board also noted that the Global Equity Income Fund’s performance when compared to the performance of its Peer Funds was well below average (in the last quintile) for the twelve-month period ended December 2009, but steadily improved and was below average (in the fourth quintile) for the for the twelve-month period ended December 2010 and was above average (in the second to top quintile) for the seven-month period ended August 2011.

As to the Greater China Fund, the Board noted that the investment performance was below its benchmark index for the twelve-month period ended December 2009, but had outperformed its benchmark index for the twelve-month period ended December 2010 and the seven-month period ended August 2011. The Board also noted that the Greater China Fund’s performance when compared to the performance of its Peer Funds was average for (in the third quintile) for the twelve-month period ended December 2009 and was above average (in the second to top quintile) for the twelve-month period ended December 2010 and for the seven-month period ended August 2011.

As to India Fund, the Board noted that the investment performance was below its benchmark index for the twelve-month period ended December 2009 and for the twelve-month period ended December 2010 and was above its benchmark index for the seven-month period ended August 2011. The Board also noted that the India Fund’s performance when compared to the performance of its Peer Funds was well above average (in the top quintile) for the for the twelve-month period ended December 2009, was average (in the third

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quintile) for the twelve-month period ended December 2010 and was well below average (in the last quintile) for the seven-month period ended August 2011.

As to the International Equity Fund, the Board noted that the investment performance was below its benchmark index for the twelve-month period ended December 2009, but was above its bench mark index for the twelve-month period ended December 2010 and for the seven-month period ended August 2011. The Board noted that the performance of the International Equity Fund when compared to the performance of its Peer Funds was below average (in the fourth quintile) for the twelve-month period ended December 2009, was average (in the third quintile) for the twelve-month period ended December 2010 and was well above average (in the top quintile) for the seven-month period ended August 2011.

Profits and Costs of the Nomura Entities and Martin Currie; Expense Ratios of the Funds. The Directors were provided with profitability statements of Nomura USA regarding its investment management services to each of the Funds. The Directors reviewed comparative fee information regarding the fees the Nomura entities and Martin Currie charged other clients with similar investment strategies. The Board considered the fees charged to the Funds in the light of the services the Nomura entities and Martin Currie provided to the Funds. It was noted that the Nomura entities provided additional services to the Funds that the Nomura entities had not provided to their institutional clients. In addition, the Board considered the fees paid to NAM USA for the investment management, compliance, operational and administrative services NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. The Board discussed the terms of the Expense Caps provided by NAM USA as well as the clawback provisions. The Board considered NAM USA’s proposal to extend until January 28, 2013 the existing contractual Expense Caps for the Funds so that the total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be: 1.60% for The Japan Fund, 1.70% for the

Greater China Fund, 1.70% for the India Fund, 1.50% for the Asia Pacific ex Japan Fund, 1.60% for the Global Emerging Markets Fund, 1.25% for the Global Equity Income Fund and 1.40% for the International Equity Fund.

The Board, in consultation with an independent consultant, reviewed the investment advisory fees, the combined advisory and administration fees (“gross management fees”) and the expense ratios before Rule 12b-1 fees but after Expense Caps for the Funds and compared them with fees of Peer Funds. It was noted that the investment advisory fees for the Funds relative to their Peer Funds were in the following percentiles: 82nd percentile for the Asia Pacific ex Japan Fund, 100th percentile for the Global Emerging Markets Fund, 80th percentile for the Global Equity Income Fund, 72nd percentile for the Greater China Fund, 85th percentile for the India Fund, 41st percentile for International Equity Fund and 16th percentile for The Japan Fund. The gross management fee of The Japan Fund compared to its Peer Funds was in the 33rd percentile. The gross management fees of the other Funds were each in the 100th percentile compared to their Peer Funds. However the expense ratios of those Funds, because of the Expense Caps, generally compared much more favorably to their Peer Funds. The expense ratios, inclusive of the Expense Caps, were in 55th percentile for the Asia Pacific ex Japan Fund, the 68th percentile for the Global Emerging Markets Fund, the 47th percentile for the Global Equity Income Fund, the 78th percentile for the Greater China Fund, the 25th percentile for the India Fund, the 94th percentile (including acquired fund fees) and the 63rd percentile (excluding acquired fund fees) for International Equity Fund1 and the 63rd percentile for The Japan Fund.

After consultation with and in reliance on the independent consultant, the Board determined that the advisory fees for each of the Funds, inclusive of the Expense Caps, were reasonable. The Board also considered the direct and indirect benefits to the Nomura entities and Martin Currie from a relationship with the Funds. The Board took into account the various services provided to the Funds by the Nomura

[1]

Effective January 27, 2012, NAM USA entered into an amended Expense Cap agreement with the International Equity Fund, agreeing to reimburse the Fund for the amount of fees and expenses incurred indirectly through the Fund’s investment in other Nomura Partners Funds.

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Approval of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

entities and Martin Currie, including services required to manage a portfolio of securities in the Funds and reallocation of assets on an ongoing basis. The Board, including the Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo (b) the expense ratios of the Funds inclusive of the contractual Expense Caps, (c) the advisory fees of Peer Funds, and (d) the advisory fees charged to other clients of the Nomura entities and Martin Currie. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the investment advisory fees, inclusive of the Expense Caps, were reasonable in relation to the services provided and were in the best interests of the Funds and their respective shareholders.

Economies of Scale. The Board considered the investment advisory fees, noting that many of them contained breakpoints. The Board in consultation with

an independent consultant reviewed the breakpoints for the Funds. It was determined that most of the Funds had not yet gathered sufficient assets for the breakpoints to be imposed. The Board noted the existence of the Expense Caps and determined that because the Funds had not grown large enough yet it was premature to discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that the continuance of the investment advisory agreements with NAM USA and that NAM USA’s continuance of the sub-advisory agreements with the Nomura entities and Martin Currie were in the best interests of the Funds and their respective shareholders. In reaching their determinations, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

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NOMURA PARTNERS FUNDS, INC.

PRIVACY POLICY

FACTS	WHAT DOES NOMURA PARTNERS FUNDS, INC. (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and other information we receive from you on applications or other forms

■      Information about your transactions with us and our service providers, or others

If you decide to close your account(s) or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	—
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	—
For our affiliates to market to you	No	—
For non-affiliates to market to you	No	—

Questions?	Call 1-800-53-JAPAN (1-800-535-2726) or go to www.nomurapartnersfunds.com/privacy.aspx

Nomura Partners Funds	The World from Asia	:	91

Who we are
Who is providing this notice?	Nomura Partners Funds, Inc. (the “Funds”)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How do the Funds collect my personal information?	We collect your personal information, for example, when you: ■ open an account ■ purchase or sell shares ■ exchange shares
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■      sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Funds:

■      The term affiliate means the Funds' investment adviser, investment sub-advisers, and any entity controlling, controlled by and under common control with the investment adviser.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Funds and we may share your personal information as part of their everyday services to Funds.

■      State Street Bank and Trust Company

■      Boston Financial Data Services

■      Foreside Financial Group, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not have any joint marketing agreements.
Other important information
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $293.4 billion in assets under management as of March 31, 2012.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Two World Financial Center Building B, 18th Floor New York, NY 10281	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com

NOM-SR-001-0312

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date: June 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date: June 6, 2012

By (Signature and Title):	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin Treasurer and Principal Financial Officer

Date: June 6, 2012